SECURITIES CONTRIBUTION AGREEMENT

This SECURITIES CONTRIBUTION AGREEMENT (the "Agreement"), dated as of [•], 2026, between Texas Blocker Corp., a Texas corporation (the "Company"), and each investor identified on the signature pages hereto (each, including its successors and assigns, an "Investor" and collectively, the "Investors"). Subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the "1933 Act"), and/or Rule 506(b) promulgated thereunder or Rule 903 of Regulation S under the 1933 Act, the Company desires to issue to each Investor, and each Investor, severally and not jointly, desires to acquire from the Company, securities of the Company as more fully described in this Agreement.

WHEREAS, the Investors have entered into that certain Exchange Agreement (as defined below), a copy of which is attached hereto as Exhibit B, pursuant to which each Investor will exchange the Shares (as defined below) received under this Agreement for Consideration Shares (as defined in the Exchange Agreement) immediately after the effective time of this Agreement; and

WHEREAS, the Company and the Investors intend that the contribution by the Investors of the Tokens to the Company in exchange for the Shares pursuant to this Agreement constitute a transaction qualifying as a tax-deferred contribution under Section 351(a) of the Internal Revenue Code of 1986, as amended (the "Code") and, together with the exchange contemplated by the Share Exchange Agreement, constitute a series of related transactions qualifying as two tax-deferred contributions under Section 351(a) of the Code pursuant to Revenue Ruling 2003-51, 2003-21 I.R.B. 938 (collectively, the "Intended Tax Treatment").

THE PARTIES HEREBY AGREE AS FOLLOWS:

1. Contribution of the Tokens and the Issuance of the Securities.

1.1 Issuance of the Securities.

(a) Prior to the Closing (as defined below), the Company shall have authorized the issuance to the Investors of the Company's common shares, no par value ("Shares").

(b) Subject to the terms and conditions of this Agreement, the Investors agree to acquire at the Closing, and the Company agrees to issue to the Investors at the Closing (A) the Shares at a fair market value per Share of US$[•].

1.2 Closing; Delivery.  Subject to the satisfaction or waiver of the terms and conditions of this Agreement, the issuance of the Shares shall take place remotely via the exchange of documents and signatures at such time following the satisfaction or waiver of all conditions set forth in this Agreement as the Company and the Investors mutually agree upon, orally or in writing (which time and place are designated as the "Closing" and such date, the "Closing Date"). At the Closing, the Company shall deliver to the Investors share certificates evidencing the Shares registered in each Investor's name, in each case against delivery to the Company of the property exchanged therefor (the "Aggregate Subscription Amount") in full, in the form of native tokens of the Zero Gravity (0G) blockchain (the "Tokens" and each a "Token"). The Investor acknowledges and agrees that the Fair Market Value of each Token will be deemed to be US$[•] in accordance with the valuation mutually agreed upon by the Company and the Investors to an account designated by the Company prior to the Closing. "Business Day" means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

1.3 Closing Conditions.

(a) The several obligations of each Investor to consummate the transactions to be consummated at the Closing, and to contribute the Tokens in exchange for the Shares being acquired by it at the Closing pursuant to this Agreement, are subject to the satisfaction or waiver in writing of the following conditions precedent:

(i) the representations and warranties of the Company contained herein shall be true and correct in all material respects, except for those representation and warranties qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects, as of the date of this Agreement and as of the Closing Date, as though made on and as of such date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date, except for those representations and warranties qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects as of such earlier date.  "Material Adverse Effect" means any change, event, circumstance, development, condition, occurrence or effect that, individually or in the aggregate, (a) was, is, or would reasonably be expected to be, materially adverse to the business, financial condition, properties, assets, liabilities, stockholders' equity or results of operations of the Company and its Subsidiaries, taken as a whole, or (b) materially delays or materially impairs the ability of the Company to comply, or prevents the Company from complying, with its obligations under this Agreement, the other Transaction Documents, or with respect to the Closing, or would reasonably be expected to do so;

(ii) the Company shall have performed in all material respects the obligations and conditions herein required to be performed or observed by the Company on or prior to the Closing Date;

(iii) the acquisition of and contribution of Tokens in exchange for the Shares by each Investor shall not be prohibited or enjoined by any law or governmental or court order or regulation and no such prohibition shall have been threatened in writing;

(iv) the Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary for the consummation of the issuance of the Shares, all of which shall be in full force and effect;

(v)  since the date of this Agreement, no event or series of events shall have occurred that has had or would reasonably be expected to have a Material Adverse Effect;

(vi) the Corporate Secretary of the Company shall have delivered to the Investors at the Closing Date a certificate certifying (i) the Articles of Incorporation (as defined below); (ii) the Bylaws (as defined below); and (iii) resolutions of the Company's Board of Directors (or an authorized committee thereof) approving this Agreement, the other Transaction Documents, the transactions contemplated by this Agreement and the issuance of the Shares.  "Transaction Documents" means, collectively, this Agreement and each of the other agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby, as may be amended from time to time;

(vii) except as may be agreed to among the Company and each Investor in accordance with Section 1.2, the Company shall have received Tokens in the full amount of the Investor's Aggregate Subscription Amount for the number of Shares being acquired by each other Investor at the Closing as set forth on each such Investor's signature page to this Agreement; and

(viii) the Company shall have delivered to the Investors (i) a copy of the Stockholders' Agreement (the "Stockholders' Agreement"), substantially in the form attached hereto as Exhibit A, executed by the Company and the other parties thereto, (ii) a copy of the Share Exchange Agreement (the "Exchange Agreement"), substantially in the form attached hereto as Exhibit B, executed by the Company and the other parties thereto, and (iii) a legal opinion of Company counsel, addressed to the Investors, dated as of the Closing Date, in form and substance reasonably acceptable to the Investors.

(b) The obligation of the Company to consummate the transactions to be consummated at the Closing, and to issue to each Investor the Shares to be acquired by it at the Closing pursuant to this Agreement, is subject to the satisfaction or waiver in writing of the following conditions precedent:

(i) the representations and warranties of each Investor contained herein shall be true and correct in all material respects, except for those representations and warranties qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects, as of the date of this Agreement and as of the Closing Date, as though made on and as of such date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date, except for those representations and warranties qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects as of such earlier date;

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(ii) each Investor shall have performed or complied with in all material respects all obligations and conditions herein required to be performed or observed by such Investor on or prior to the Closing Date; and

(iii) the contribution of the Tokens to the Company in exchange for the Shares and the acquisition of the Shares by each Investor shall not be prohibited or enjoined by any law or governmental or court order or regulation and no such prohibition shall have been threatened in writing.

1.4 Intended Tax Treatment. No party shall take any action, fail to take any action, cause any action to be taken or cause any action to fail to be taken that could reasonably be expected to prevent the exchange contemplated by this Agreement from qualifying for the Intended Tax Treatment (including on any Tax return or in connection with any Tax proceeding). Each party hereto agrees to act in good faith, consistent with the intent of the parties and the Intended Tax Treatment as set forth in this Section 1.4. Notwithstanding the foregoing, except as otherwise set forth in this Section 1.4, neither the Company nor any Investor makes any representation, warranty or covenant to any other party or to any Investor (or equity holder thereof, as applicable) regarding the U.S. tax treatment of the transactions contemplated by this Agreement.

2. Representations and Warranties of the Company. The Company represents and warrants to each of the Investors that, as of the date of this Agreement and as of the Closing Date:

2.1 Organization and Standing. The Company is duly formed, validly existing, and in good standing under the laws of the state of Texas. The Company has all requisite power and authority to own, license, and operate its properties, to carry on its business as now conducted and as proposed to be conducted, and to execute and deliver this Agreement, the Stockholders' Agreement and the Exchange Agreement and to perform its obligations hereunder and thereunder.

2.2 Authority. The execution and delivery by the Company of this Agreement, Stockholders' Agreement and the Exchange Agreement and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company. This Agreement, Stockholders' Agreement and the Exchange Agreement have been duly executed and delivered by the Company, and this Agreement, Stockholders' Agreement and the Exchange Agreement constitute legal, valid, and binding obligations of the Company, enforceable against the Company in accordance with their terms.

2.3 No Conflict. The execution and delivery by the Company of this Agreement, Stockholders' Agreement and the Exchange Agreement do not and the consummation by the Company of the transactions contemplated hereby and thereby will not (with or without the giving of notice or the lapse of time or both), contravene, conflict with, or result in a breach or violation of, or a default under, (i) the Company's certificate of incorporation or by-laws, (ii) subject to the accuracy of each Investor's representations and warranties in Section 3 of this Agreement, in any material respects, any judgment, order, decree, statute, rule, regulation, or other law applicable to the Company or (iii) in any material respects, any material contract, agreement, or instrument by which the Company is bound. No material consent, approval, order or authorization of, or registration, declaration, or filing with, any court, administrative agency or commission, or other governmental authority or instrumentality, domestic or foreign, is required by or with respect to the Company in connection with the execution and delivery by the Company of this Agreement, Stockholders' Agreement or the Exchange Agreement or the consummation by the Company of the transactions contemplated hereby or thereby, except such filings as have been made prior to the Closing, or such post-closing filings as may be required under Rule 506 of Regulation D of the 1933 Act and applicable state securities laws.

2.4 Validity of Acquired Shares. Prior to the Closing, the Shares will have been duly authorized and, when issued and paid for in accordance with the terms of this Agreement, will be validly issued to each Investor free of any liens, claims, or other encumbrances, except for restrictions on transfer provided for herein, Stockholders' Agreement, the Exchange Agreement or under the 1933 Act or other applicable securities laws.

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2.5 No General Solicitation. Neither the Company nor any Person acting on behalf of the Company has offered or sold any of the Shares by any form of general solicitation or general advertising (within the meaning of Regulation D of the 1933 Act). The Company has offered the Shares for issuance only to the Investors and certain other "accredited investors" within the meaning of Rule 501 under the 1933 Act. Assuming the accuracy of the representations and warranties of the Investors set forth in Section 3 of this Agreement, neither the Company nor any of its Affiliates, its Subsidiaries nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any Company security, under circumstances that would adversely affect reliance by the Company on Section 4(a)(2) of the 1933 Act and/or Rule 506(b) of Regulation D promulgated thereunder for the exemption from registration for the transactions contemplated hereby.

2.6 No Disqualification Events. With respect to the Shares to be offered and issued hereunder in reliance on Rule 506(b) under the 1933 Act, none of the Company, any of its predecessors, any Affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of twenty percent (20%) or more of the Company's outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the 1933 Act) connected with the Company in any capacity at the time of sale (each, an "Issuer Covered Person" and, together, "Issuer Covered Persons") is subject to any of the "Bad Actor" disqualifications described in Rule 506(d)(1)(i) to (viii) under the 1933 Act (a "Disqualification Event"), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Investors a copy of any disclosures provided thereunder.

3. Representations and Warranties of the Investors. Each Investor hereby represents and warrants to the Company on the date hereof and on the Closing Date that:

3.1 Authorization. Such Investor is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. Such Investor has full power and authority to enter into this Agreement, and the Agreement constitutes its valid and legally binding obligation, enforceable against such Investor in accordance with its terms except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies. The execution, delivery and performance of this Agreement by such Investor and the consummation by it of the transactions contemplated thereby have been duly and validly authorized by all necessary corporate, partnership, limited liability company or similar legal action, as applicable, and no further consent or authorization of such Investor is required.

3.2 No Conflict. The execution, delivery and performance of this Agreement by such Investor and the consummation by such Investor of the transactions contemplated hereby will not (a) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material agreement to which such Investor is a party or by which such Investor is bound or to which any of the property or assets of such Investor is subject, (b) conflict with or result in any violation of the provisions of the organizational documents of such Investor, or (c) violate any statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over such Investor or the property or assets of such Investor, except in the case of clauses (a) and (c), for such conflicts, breaches, violations or defaults as would not prevent the consummation of the transactions contemplated by this Agreement.

3.3 Acquisition Entirely for Own Account. Except as contemplated by the Exchange Agreement, the Investor is acquiring the Shares solely for the Investor's own account and not for the account of others, and not with a view to the resale or distribution of any part thereof in violation of the 1933 Act, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the 1933 Act without prejudice, subject, however, to the Investor's right at all times to sell or otherwise dispose of all or any part of such Shares in compliance with applicable federal and state securities laws.  Notwithstanding the foregoing, if the Investor is acquiring the Shares as a fiduciary or agent for one or more investor accounts, the Investor has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account. Other than as contemplated by the Exchange Agreement, the Investor has no present arrangement to sell the Shares to or through any person or entity. The Investor understands that the Shares must be held indefinitely unless such Shares are resold pursuant to a registration statement under the 1933 Act or an exemption from registration is available. Nothing contained herein shall be deemed a representation or warranty by the Investor to hold the Shares for any period of time.

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3.4 Disclosure of Information. Such Investor believes it has received all the information it considers necessary or appropriate for deciding whether to acquire the Shares. Such Investor further represents that it has had an opportunity to ask questions and received answers from the Company regarding the terms and conditions of the offering of the Shares, the merits and risks of investing in the Shares and the business, properties, prospects and financial condition of the Company. Such Investor has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Shares. Neither such inquiries nor any other due diligence investigation conducted by the Investor shall modify, limit or otherwise affect the Investor's right to rely on the Company's representations and warranties contained in this Agreement.

3.5 Experience. Such Investor is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge, sophistication and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Shares and has so evaluated the merits and risks of such investment. The Investor has had an opportunity to seek, and has sought, such accounting, legal, business and tax advice as the Investor has considered necessary to make an informed investment decision. If other than an individual, Investor also represents it has not been organized for the purpose of acquiring the Shares. The Investor acknowledges that the Investor (i) is a sophisticated investor, experienced in investing in private placements of equity securities and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities and (ii) has exercised independent judgment in evaluating its participation in the acquisition of the Shares. The Investor acknowledges that the Investor is aware that there are substantial risks incident to the acquisition and ownership of the Shares, including those set forth in the Company's filings with the SEC. Alone, or together with any professional advisor(s), the Investor has adequately analyzed and fully considered the risks of an investment in the Shares and determined that the Shares are a suitable investment for the Investor. The Investor is, at this time and in the foreseeable future, able to afford the loss of the Investor's entire investment in the Shares and the Investor acknowledges specifically that a possibility of total loss exists.

3.6 Investor Status. At the time such Investor was offered the Shares, it was, and as of the date hereof it is either (i) an "accredited investor" within the meaning of Rule 501(a) under Regulation D promulgated pursuant to the 1933 Act (a "U.S. Accredited Investor"), (ii) a "qualified institutional buyer" as defined in Rule 144A(a) under the 1933 Act that is also a U.S. Accredited Investor or (iii) a person that is (A) not a "U.S. person" (as defined in Rule 902(k) of Regulation S under the 1933 Act), (B) not a person in the United States, (C) made its investment decision with respect to the Shares outside of the United States, (D) signed this Agreement outside of the United States and (E) did not make its investment decision with respect to the Shares as a result of any "directed selling efforts" (as defined in Rule 902(c) of Regulation S under the 1933 Act). The Investor further represents and warrants that (x) it is capable of evaluating the merits and risk of such investment, and (y) that it has not been organized for the purpose of acquiring the Shares and is an "institutional account" as defined by FINRA Rule 4512(c).

3.7 No Disqualification Events. To the extent the Investor is one of the covered persons identified in Rule 506(d)(1), the Investor represents that no Disqualification Event is applicable to the Investor or any of its Rule 506(d) Related Parties (as defined below), except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. The Investor hereby agrees that it shall notify the Company promptly in writing in the event a Disqualification Event becomes applicable to the Investor or any of its Rule 506(d) Related Parties, except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. For purposes of this Section, "Rule 506(d) Related Party" means a person or entity that is a beneficial owner of the Investor's securities for purposes of Rule 506(d) of the 1933 Act.

3.8 Restricted Securities. Such Investor understands that the Shares will be characterized as "restricted securities" under the federal securities laws of the United States inasmuch as the Shares have been registered under the 1933 Act or under the "blue sky" laws of any jurisdiction and that under such laws and applicable regulations such securities may be resold only if registered pursuant to the 1933 Act or without registration under the 1933 Act, if eligible, pursuant to the provisions of Rule 144 promulgated by the United States Securities and Exchange Commission (the "SEC") pursuant to the Act ("Rule 144") or pursuant to another available exemption from the registration requirement of the 1933 Act. Such Investor represents that it is familiar with Rule 144, and understands the resale limitations imposed thereby and by the Act. Such Investor has been advised and understands that the Company, in issuing the Shares, is relying upon, among other things, the representations and warranties of such Investor contained in this Section 3 in concluding that such issuance is a "private offering" and is exempt from the registration provisions of the Act. Such Investor is aware that the Company is under no obligation to effect any such registration with respect to the Shares, or to file for or comply with any exemption from registration, except as otherwise contemplated in this Agreement.

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3.9 Exculpation Among Investors. The Investor acknowledges that it is not relying upon any Person, firm or corporation in making its investment or decision to invest in the Company. Neither the Investor nor any of its controlling persons, officers, directors, partners, agents or employees shall be liable to any other equity holder in the Company for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the acquisition of the Shares.

3.10 Foreign Investors. If the Investor is not a United States person (as defined by Section 7701(a)(30) of the U.S. Internal Revenue Code), the Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to acquire the Shares or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the acquisition of the Shares, (ii) any foreign exchange restrictions applicable to such acquisition, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the acquisition, holding, redemption, sale or transfer of the Shares. The Investor's subscription and delivery of Tokens in exchange for and continued beneficial ownership of the Shares will not violate any applicable securities or other laws of the Investor's jurisdiction.

3.11 No General Solicitation. Such Investor is not, to such Investor's knowledge, acquiring the Shares as a result of any form of general solicitation or general advertising (within the meaning of Regulation D of the 1933 Act) including an advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio presented at any seminar.

3.12 Residence. If the Investor is an individual, then the Investor resides in the state or province identified in the address of the Investor set forth on the signature page hereto; if the Investor is a partnership, corporation, limited liability company or other entity, then the office or offices of the Investor in which its principal place of business is identified in the address or addresses of the Investor set forth on the signature page hereto.

3.13 Certain Fees. No fees or commissions are or will be payable by such Investor to brokers, finders or investment bankers with respect to the acquisition of any of the Shares or the consummation of the transactions contemplated by this Agreement. The Investor agrees that it will indemnify and hold harmless the Company from and against any and all claims, demands or liabilities for broker's, finder's, placement, or other similar fees or commissions incurred by such Investor or alleged to have been incurred by such Investor in connection with the acquisition of the Shares or the consummation of the transactions contemplated by this Agreement.

3.14 Information. Such Investor shall cooperate reasonably with the Company to provide any information necessary for the Company to make any applicable filings, including but not limited to, filings with the SEC and pursuant to applicable state securities laws.

3.15 Independent Investment Decision. The Investor understands that nothing in the Transaction Documents or any other materials presented by or on behalf of the Company to the Investor in connection with the acquisition of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in such Investor's sole discretion, has deemed necessary or appropriate in connection with its acquisition of the Shares.

3.16 Reliance by the Company. Such Investor understands that the Shares are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Investor set forth herein in order to determine the applicability of such exemptions and the suitability of such Investor to acquire the Shares.

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3.17 Marketable Title to Tokens. With respect to the Tokens delivered as consideration, Investor is the sole owner of the entire right, title and interest in and to, or has a valid exclusive license or other sufficient exclusive legal right under, the Tokens. The Investor has made no prior transfer of the Tokens or of any interest therein.  Investor has, and Company will have, on the Closing Date, good and marketable title to the Tokens, free and clear of all liens, claims, charges and encumbrances of any kind whatsoever. As of the Closing Date, the Tokens will be fully vested and are not subject to any restrictions on transfer by Investor that may otherwise bind the Investor.

4. Other Agreements.

4.1 Transfer Restrictions.

(a) The Shares may only be transferred or disposed of in compliance with applicable state and federal securities laws and the Stockholders' Agreement. In connection with any transfer of Shares other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of an Investor or in connection with a pledge as contemplated in Section 4.1(c), the Company may require the transferor thereof to provide to the Company an opinion of counsel of recognized standing selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the 1933 Act.

(b) The Investors agree to the imprinting, so long as is required by this Section 4.1, of legends on any of the Shares that are certificated in substantially the following forms:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A STOCKHOLDERS AGREEMENT AMONG THE COMPANY AND ITS STOCKHOLDERS, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICE OF THE COMPANY. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION, OR OTHER DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH STOCKHOLDERS AGREEMENT. FURTHER, THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AS AMENDED, OR UNDER ANY OTHER APPLICABLE SECURITIES LAWS, AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED, EXCEPT (A) PURSUANT TO A REGISTRATION STATEMENT EFFECTIVE UNDER SUCH ACT AND LAWS, OR (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION THEREUNDER.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT AND SIMILAR EXEMPTIONS UNDER APPLICABLE STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

4.2 Indemnification of Investors. Subject to the provisions of this Section 4.2, the Company will indemnify and hold the Investors and their directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls the Investor (within the meaning of Section 15 of the 1933 Act and Section 20 of the Securities Exchange Act of 1934, as amended (the "1934 Act")), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a "Investor Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any the Investor Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any Action (as defined below) instituted against the Investor Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of the Investor Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such Action is solely based upon a material breach of the Investor Party's representations, warranties or covenants under the Transaction Documents or any agreements or understandings the Investor Party may have with any such stockholder or any violations by the Investor Party of state or federal securities laws or any conduct by the Investor Party which constitutes fraud, gross negligence or willful misconduct). If any Action shall be brought against any Investor Party in respect of which indemnity may be sought pursuant to this Agreement, the Investor Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Investor Party. Any Investor Party shall have the right to employ separate counsel in any such Action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Investor Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such Action there is, in the reasonable opinion of Investors' counsel, a material conflict on any material issue between the position of the Company and the position of the Investor Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Investor Party under this Agreement (y) for any settlement by an Investor Party effected without the Company's prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Investor Party's breach of any of the representations, warranties, covenants or agreements made by the Investor Party in this Agreement or in the other Transaction Documents. The indemnification required by this Section 4.5 shall be made by advancement of periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Investor Party against the Company or others and any liabilities the Company may be subject to pursuant to law; provided, however, that no Investor shall be entitled to any double recovery of damages as a result of the exercise of any other such right.

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4.3 Available Common Shares. As of the date of this Agreement, the authorized capital of the Company consists of 500,000,000,000 Shares.

4.4 Securities Laws Disclosure; Publicity. ZeroStack Corp. ("ZeroStack") shall, by 9:00 a.m., New York City time, on the first (1st) Business Day immediately following the date of this Agreement, issue a press release and/or file with the SEC a Current Report on Form 8-K (including, in the case of a Current Report on Form 8-K, all required exhibits thereto, the "Disclosure Document") disclosing (i) all material terms of the transactions contemplated hereby and by the other Transaction Documents and, if the Disclosure Document is a Current Report on Form 8-K, attaching this Agreement and the other Transaction Documents as exhibits to such Disclosure Document, and (ii) all material non-public information concerning ZeroStack disclosed to the Investors. Following the issuance or filing of the Disclosure Document, no Investor shall be in possession of any material non-public information disclosed to the Investors by ZeroStack or its representatives.  ZeroStack understands and confirms that the Investors will rely on the foregoing representation in effecting securities transactions.  In addition, unless it has already done so by filing the Disclosure Document, on or before the fourth (4th) Business Day following the date of this Agreement, ZeroStack shall file with the SEC a Current Report on Form 8-K disclosing all material terms of the transactions contemplated by this Agreement.  Notwithstanding anything in this Agreement to the contrary, ZeroStack shall not publicly disclose the name of any Investor or any of its Affiliates or advisors, or include the name of any Investor or any of its Affiliates or advisors in any press release or filing with the SEC (other than the Registration Statement (as defined below)) or any regulatory agency, without the prior written consent of the Investor, except (i) as required by the federal securities law in connection with (A) any registration statement contemplated by this Agreement and (B) the filing of final Transaction Documents with the SEC or pursuant to other routine proceedings of regulatory authorities, or (ii) to the extent such disclosure is required by law, at the request of the staff of the SEC or regulatory agency or under the regulations of the Nasdaq Capital Market (the "Nasdaq").

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4.5 Certain Transactions and Confidentiality. Each of the Investors covenants that neither it nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any acquisitions or sales, including short sales of any of the securities of ZeroStack during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement and the Exchange Agreement are first publicly announced pursuant to the Form 8-K as described in Section 4.4. Each of the Investors covenants that until such time as the transactions contemplated by this Agreement and the Exchange Agreement are publicly disclosed by ZeroStack pursuant to the Form 8-K as described in Section 4.4, the Investor will maintain the confidentiality of the existence and terms of this transaction and the information included herein. Notwithstanding the foregoing and notwithstanding anything contained in this Agreement or the Exchange Agreement to the contrary, ZeroStack expressly acknowledges and agrees that (i) none of the Investors makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of ZeroStack after the time that the transactions contemplated by this Agreement and the Exchange Agreement are first publicly announced pursuant to the Form 8-K as described in Section 4.4, (ii) no Investor shall be restricted or prohibited from effecting any transactions in any securities of ZeroStack in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement and the Exchange Agreement are first publicly announced pursuant to the Form 8-K as described in Section 4.4 and (iii) no Investor shall have any duty of confidentiality or duty not to trade in the securities of ZeroStack to ZeroStack or its Subsidiaries after the issuance of the Form 8-K as described in Section 4.4. Notwithstanding the foregoing, in the case of an Investor that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of the Investor's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of the Investor's assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to acquire the Shares covered by this Agreement.

4.6 Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Shares, to the extent required under Regulation D, and to provide a copy thereof, promptly upon request of any Investor.  The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Shares for, sale to the Investors at the Closing under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Investor.

4.7  Token reserve; Safekeeping; No Use. Promptly following the Closing, the Company shall segregate and hold in one or more digital wallets controlled solely by the Company (each, a "Reserve Wallet") a number of Tokens equal to the aggregate number of Tokens delivered by all Investors at the Closing (the "Token Reserve"). The Company shall maintain the Token Reserve on a one-for-one basis with the Tokens delivered by each Investor unless and until the consummation of the Transaction (as defined in the Exchange Agreement) or such Tokens are returned to such Investor. Until the consummation of the Transaction (as defined in the Exchange Agreement), the Company shall not, and shall cause its Affiliates not to, directly or indirectly: (i) transfer, sell, swap, stake, pledge, lend, encumber, or otherwise use or dispose of any Tokens in the Token Reserve; (ii) commingle any Tokens in the Token Reserve with any other digital assets of the Company; or (iii) permit any third party to have access to, or control over, any Reserve Wallet or private keys relating thereto.

5. Miscellaneous.

5.1 Governing Law; Specific Enforcement; Submission to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed entirely within such state, without regard to the conflicts of law principles of such state.

(a) The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions, specific performance or other equitable relief to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the courts described in this Section 5.1, without proof of damages or otherwise (in each case, subject to the terms and conditions of this Section 5.1) (and each party hereto acknowledges and agrees that any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 5.1 shall not be required to provide any bond or other security in connection with any such order or injunction), this being in addition to any other remedy to which they are entitled at law or in equity. The parties hereto agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable for any reason, or that a remedy of monetary damages would provide an adequate remedy or that the parties otherwise have an adequate remedy at law.

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(b) Each of the parties hereto irrevocably and unconditionally submits to the exclusive jurisdiction of the Supreme Court of the State of New York, New York County, and the United States District Court for the Southern District of New York, for the purposes of any demand, action, suit, countersuit, arbitration, inquiry, proceeding or investigation by or before any governmental entity or any arbitration or mediation tribunal ("Action") or other proceeding arising out of this Agreement and the rights and obligations arising hereunder, and irrevocably and unconditionally waives any objection to the laying of venue of any such Action or proceeding in any such court, and further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Action or proceeding has been brought in an inconvenient forum. Each party hereto agrees that service of any process, summons, notice or document by registered mail to such party's respective address set forth on the signature pages attached hereto shall be effective service of process for any such Action or proceeding.

(c) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, CLAIM OR OTHER PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, CLAIM OR OTHER PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (iii) IT MAKES SUCH WAIVER VOLUNTARILY AND (iv) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.1.

5.2 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one (1) and the same instrument. In the event that any signature is delivered by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such ".pdf" signature page were an original thereof.

5.3 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

5.4 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by e-mail or facsimile, (c) five (5) calendar days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at the addresses set forth on the signature pages attached hereto (or at such other addresses as shall be specified by notice given in accordance with this Section 5.4).

5.5 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

5.6 Aggregation of Stock. All Shares held or acquired by Affiliated entities or Persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

5.7 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

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5.8 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Investors or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought, provided that if any amendment, modification or waiver disproportionately and adversely impacts an Investor (or group of Investors), the consent of at least 50.1% in interest of the Shares of such disproportionately impacted Investor (or group of Investors) shall also be required. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Any proposed amendment or waiver that disproportionately, materially and adversely affects the rights and obligations of the Investor relative to the comparable rights and obligations of the other Investors shall require the prior written consent of such adversely affected Investor. Any amendment effected in accordance with this Section 5.8 shall be binding upon each Investor and holder of Shares and the Company.

5.9 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investor (other than by merger). The Investor may assign any or all of its rights under this Agreement to any Person to whom the Investor assigns or transfers any Shares, provided that such transferee agrees in writing to be bound, with respect to the transferred Shares, by the provisions of this Agreement that apply to the Investor.

5.10 Further Assurances. Each party agrees to cooperate with each other and their respective officers, employees, attorneys, accountants and other agents, and, generally, do such other reasonable acts and things in good faith as may be necessary to effectuate the intents and purposes of this Agreement, subject to the terms and conditions of this Agreement and compliance with applicable law, including taking reasonable action to facilitate the filing of any document or the taking of reasonable action to assist the other parties hereto in complying with the terms of this Agreement.

5.11 Fees. The Company shall be responsible for the payment of any placement agent's fees, financial advisory fees, transfer agent fees, DTC fees or broker's commissions, other than for Persons engaged by any Investor relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys' fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment. Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Shares to the Investors.

5.12 Termination. The obligations of the Company, on the one hand, and the Investors, on the other hand, to effect the Closing shall terminate as follows:

(a) upon the mutual written consent of the Company and the Investors that agreed to acquire a majority of the Shares prior to the Closing;

(b) by the Company if any of the conditions set forth in Section 1.3(b) shall have become incapable of fulfillment, and shall not have been waived by the Company;

(c) by an Investor (with respect to itself only) if any of the conditions set forth in Section 1.3(a) shall have become incapable of fulfillment, and shall not have been waived by such Investor; or

(d) by either the Company or an Investor (with respect to itself only) if the Closing has not occurred on or prior to the fifth (5th) Business Day following the date of this Agreement;

provided, however, that, in the case of clauses (b) and (c) above, the party seeking to terminate its obligation to effect the Closing shall not then be in breach of any of its representations, warranties, covenants or agreements contained in the Transaction Documents if such breach has resulted in the circumstances giving rise to such party's seeking to terminate its obligation to effect the Closing. In the event of termination by the Company or the Investor of its obligations to effect the Closing pursuant to this Section 5.12, written notice thereof shall be given to the other Investors by the Company. Nothing in this Section 5.12 shall be deemed to release any party from any liability for any breach by such party of the other terms and provisions of the Transaction Documents or to impair the right of any party to compel specific performance by any other party of its other obligations under the Transaction Documents.

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5.13 Contract Interpretation. This Agreement is the joint product of each Investor and the Company and each provision of this Agreement has been subject to the mutual consultation, negotiation and agreement of such parties and shall not be construed for or against any party hereto.

5.14 Arm's Length Negotiations. For the avoidance of doubt, the parties acknowledge and confirm that the terms and conditions of the Shares were determined as a result of arm's-length negotiations.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Contribution Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

TEXAS BLOCKER CORP.
By:
Name: Dany Vaiman Title: Chief Financial Officer

Address for Notice:

Dany Vaiman, Chief Financial Officer
TEXAS BLOCKER CORP.
40 King Street, Suite 2400
Toronto, ON M5H 3Y2
Email: dany.vaiman@zerostack.ai

With a copy to (which shall not constitute notice):

Dorsey & Whitney LLP. 66 Wellington Street West, Suite 3400 Toronto, ON M5K 1E6 Attention: Richard Raymer & Nicholas Arruda Email: raymer.richard@dorsey.com & arruda.nicholas@dorsey.com

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR INVESTORS FOLLOWS]

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IN WITNESS WHEREOF, the undersigned have caused this Securities Contribution Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

[INVESTOR]
By:
Name: Title:
Address for Notice:

[Address]
[Email]

Address for Delivery of Shares to Investor (if not same as address for notice):

[_]

Subscription Amount for Shares: Token #[_] (US$[_] value of Token)

Number of Shares Acquired: [_]

Aggregate Subscription Amount (reflecting Fair Market Value of Tokens): US$[_]

Exhibit A

Form of Stockholders' Agreement

[See attached.]

STOCKHOLDERS' AGREEMENT

This Stockholders' Agreement (this "Agreement"), dated as of [●], 2026 (the "Effective Date"), is entered into by and among Texas Blocker Corp., a Texas corporation (the "Company"), each Person who has signed the signature page hereto as an "Initial Stockholder" (collectively, the "Initial Stockholders"), and each Person who acquires Shares (as defined below) and becomes a party to this Agreement by executing a Joinder Agreement after the Effective Date (such Persons, collectively with the Initial Stockholders, the "Stockholders," and the Stockholders collectively with the Company, the "Parties"). Each Stockholder owns the issued and outstanding Shares set forth opposite the Stockholder's name on Schedule A.

RECITALS

WHEREAS, contemporaneously herewith, the Initial Stockholders have entered into an Exchange Agreement with, inter alios, ZeroStack Corp., an Ontario corporation ("ZeroStack") (the "Exchange Agreement"), pursuant to which, among other transactions, the Initial Stockholders will exchange their Shares for common shares and/or pre-funded warrants of ZeroStack (the "Exchange"); and

WHEREAS, the Initial Stockholders deem it in their best interests and in the best interests of the Company to set forth in this Agreement their respective rights and obligations in connection with their ownership of the Company prior to the consummation of the Exchange;

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I
DEFINITIONS

Capitalized terms used herein and not otherwise defined shall have the meanings specified or referenced in this ARTICLE I.

"Affiliate" means with respect to any Person, any other Person who, directly or indirectly (including through one or more intermediaries), controls, is controlled by, or is under common control with, such Person. For purposes of this definition, "control," when used with respect to any specified Person, shall mean the power, direct or indirect, to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities or partnership or other ownership interests, by contract or otherwise; and the terms "controlling" and "controlled" shall have correlative meanings.

"Agreement" has the meaning set forth in the preamble.

"Applicable Law" means all applicable provisions of:  (a) constitutions, treaties, statutes, laws (including the common law), rules, regulations, decrees, ordinances, codes, proclamations, declarations, or orders of any Governmental Authority; (b) any consents or approvals of any Governmental Authority; and (c) any orders, decisions, advisory or interpretative opinions, injunctions, judgments, awards, decrees of, or agreements with, any Governmental Authority.

"Board" has the meaning set forth in Section 2.01(a).

"Board Approval" means with respect to any matter that must be approved by the Board pursuant to this Agreement:  (a) the affirmative vote of all members of the Board; or (b) the unanimous written consent of the Board.

"Business Day" means a day other than a Saturday, Sunday, or other day on which commercial banks in New York City, New York are authorized or required to close.

"Bylaws" means the by-laws of the Company, as amended, modified, supplemented, or restated from time to time in accordance with the terms of this Agreement.

"Certificate of Incorporation" means the certificate of incorporation of the Company, as filed on February 24, 2026 with the Secretary of State of the State of Texas and as amended, modified, supplemented, or restated from time to time in accordance with the terms of this Agreement.

"Company" has the meaning set forth in the preamble.

"Confidential Information" has the meaning set forth in Section 5.02(a).

"Corporate Opportunity" has the meaning set forth in Section 5.01.

"Designating Stockholder" has the meaning set forth in Section 2.01(a).

"Director" has the meaning set forth in Section 2.01(a).

"Effective Date" has the meaning set forth in the preamble.

"Exchange" has the meaning set forth in the recitals.

"Exchange Agreement" has the meaning set forth in the recitals.

"GAAP" means United States generally accepted accounting principles in effect from time to time.

"Government Approval" means any authorization, consent, approval, waiver, exception, variance, order, exemption, publication, filing, declaration, concession, grant, franchise, agreement, permission, permit, or license of, from, or with any Governmental Authority, the giving of notice to, or registration with, any Governmental Authority, or any other action in respect of any Governmental Authority.

"Governmental Authority" means any federal, state, local, or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations, or orders of such organization or authority have the force of law), or any arbitrator, court, or tribunal of competent jurisdiction.

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"Governing Documents" means the Certificate of Incorporation and the Bylaws.

"Initial Stockholders" has the meaning set forth in the preamble.

"Joinder Agreement" means a joinder agreement to this Agreement in form and substance reasonably satisfactory to the Board.

"Lien" means any lien, claim, charge, mortgage, pledge, security interest, option, preferential arrangement, right of first offer, encumbrance, or other restriction or limitation of any nature whatsoever.

"Parties" has the meaning set forth in the preamble.

"Permitted Transferees" has the meaning set forth in Section 3.01(b).

"Person" means an individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association, or other entity.

"Related Party Agreement" means any agreement, arrangement, or understanding between the Company and any Stockholder or any Affiliate of a Stockholder or any Director, officer, or employee of the Company, as such agreement may be amended, modified, supplemented, or restated in accordance with the terms of this Agreement, but excluding any expense reimbursement arrangements with the Company in the ordinary course of business.

"Representative" means, with respect to any Person, any and all directors, managers, members, partners, officers, employees, consultants, financial advisors, counsel, accountants, and other agents of such Person.

"Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations thereunder, which shall be in effect at the time.

"Shares" means shares of common stock, no par value per share of the Company, and any securities issued in respect thereof, or in substitution therefor, in connection with any share split, dividend, or combination, or any reclassification, recapitalization, merger, consolidation, exchange, or similar reorganization.

"Stockholders" has the meaning set forth in the preamble.

"TBOC" means the Texas Business Organizations Code, as amended from time to time and including any successor legislation thereto and any regulations promulgated thereunder.

"Transfer" means to, directly or indirectly, sell, transfer, assign, gift, pledge, encumber, hypothecate, or similarly dispose of, either voluntarily or involuntarily, by operation of law or otherwise, or to enter into any contract, option, or other arrangement or understanding with respect to the sale, transfer, assignment, gift, pledge, encumbrance, hypothecation, or similar disposition of, any Shares owned by a Person or any interest (including a beneficial interest) in any Shares owned by a Person. "Transfer" when used as a noun shall have a correlative meaning.

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"Unanimous Approval" means with respect to any matter that must be approved by the Stockholders pursuant to this Agreement: (a) the affirmative vote of Stockholders holding all of the issued and outstanding Shares; or (b) the unanimous written consent of the Stockholders.

ARTICLE II
MANAGEMENT AND OPERATION OF THE COMPANY

Section 2.01 Board of Directors.

(a) Subject to Section 2.02, the Stockholders agree that the business and affairs of the Company shall be managed through a board of directors (the "Board") consisting of Daniel Reis-Faria and Dany Vaiman (each, a "Director"). Each Director shall hold office until the next annual stockholders' meeting or such Director's earlier death, resignation or removal in accordance with this Agreement.

(b) Each Stockholder shall vote all Shares over which such Stockholder has voting control and shall take all other necessary or desirable actions within such Stockholder's control to re-elect Daniel Reis-Faira and Dany Vaiman to the Board and to maintain the size of the Board at two (2) members.

(c) No Stockholder shall take any action to cause the removal of any Directors from the Board.

(d) In the event a vacancy is created on the Board at any time and for any reason (whether as a result of death, disability, retirement or resignation), each Stockholder shall vote all Shares over which such Stockholder has voting control and shall take all other necessary or desirable actions within such Stockholder's control to elect to the Board such individual designated by the remaining Director.

Section 2.02 Stockholder Approval. In addition to any vote or consent of the Board or the Stockholders of the Company required by Applicable Law, including the TBOC, without Unanimous Approval, the Company shall not, and shall not enter into any commitment to conduct any business or transaction that is not (i) in furtherance of the Exchange and the other transactions contemplated by the Exchange Agreement, (ii) related to the staking of 0G tokens owned or hereinafter acquired by the Company or (iii) to pay a management fee to ZeroStack Corp., or engage in another tax-planning arrangement as determined by the Board.

ARTICLE III
TRANSFER OF INTERESTS

Section 3.01 General Restrictions on Transfer.

(a) Except as permitted by Section 3.01(b), each Stockholder agrees that such Stockholder will not Transfer any of its Shares.

(b) The provisions of Section 3.01(a) shall not apply to any Transfer by a Stockholder of any of its Shares (i) pursuant to the Exchange Agreement, (ii) to an Affiliate of such Stockholder, subject to Unanimous Approval and Director Approval, such Unanimous Approval and Board Approval not to be unreasonably withheld, conditioned or delayed by the other Stockholders or (iii) any other Person, subject to Unanimous Approval in the sole discretion of the other Stockholders and Board approval in the sole discretion of the Directors (clauses (i), (ii) and (iii) collectively, "Permitted Transferees").

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(c) In addition to any legends required by Applicable Law, each certificate representing the Shares shall bear a legend substantially in the following form:

"THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A STOCKHOLDERS AGREEMENT AMONG THE COMPANY AND ITS STOCKHOLDERS, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICE OF THE COMPANY. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION, OR OTHER DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH STOCKHOLDERS AGREEMENT. FURTHER, THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY OTHER APPLICABLE SECURITIES LAWS, AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED, EXCEPT (A) PURSUANT TO A REGISTRATION STATEMENT EFFECTIVE UNDER SUCH ACT AND LAWS, OR (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION THEREUNDER."

(d) Prior to consummation of any Transfer by any Stockholder of any of its Shares, such Stockholder shall cause any transferee who is not already a Party to execute and deliver to the Company a Joinder Agreement. Upon any Transfer of Shares by any Stockholder, in accordance with this Section 3.01(d) and the other terms of this Agreement, the transferee thereof shall be substituted for, and shall assume all the rights and obligations under this Agreement of, the transferor thereof.

(e) Notwithstanding any other provision of this Agreement, each Stockholder agrees that it will not, directly or indirectly, Transfer any of its Shares:  (i) except as permitted under the Securities Act and other applicable federal or state securities laws, and then, if requested by the Company, only upon delivery to the Company of an opinion of counsel in form and substance satisfactory to the Company to the effect that such Transfer may be effected without registration under the Securities Act; (ii) if it would cause the Company to be required to register as an investment company under the Investment Company Act of 1940, as amended; or (iii) if it would cause the assets of the Company to be deemed plan assets as defined under the Employee Retirement Income Security Act of 1974 or its accompanying regulations or result in any "prohibited transaction" thereunder involving the Company. Without limiting the other restrictions on Transfer herein, the Board may refuse the Transfer to any Person if such Transfer would have a material adverse effect on the Company as a result of any regulatory or other restrictions imposed by any Governmental Authority.

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(f) Any Transfer or attempted Transfer of any Shares in violation of this Agreement shall be null and void, no such Transfer shall be recorded on the Company's books, and the purported transferee in any such Transfer shall not be treated (and the purported transferor shall continue be treated) as the owner of such Shares for all purposes of this Agreement and the Governing Documents.

(g) This Agreement shall cover all of the Shares now owned or hereafter acquired by the Stockholders while this Agreement remains in effect.

ARTICLE IV
RESERVED

ARTICLE V
ADDITIONAL COVENANTS AND AGREEMENTS

Section 5.01 Corporate Opportunities. Except as otherwise provided in the second sentence of this Section 5.01:  (a) no Stockholder or any of its Permitted Transferees or any of their respective Representatives shall have any duty to communicate or present an investment or business opportunity or prospective economic advantage to the Company in which the Company may, but for the provisions of this Section 5.01, have an interest or expectancy (a "Corporate Opportunity"); and (b) no Stockholder or any of its Permitted Transferees or any of their respective Representatives (even if such Person is also an officer or Director of the Company) shall be deemed to have breached any fiduciary or other duty or obligation to the Company by reason of the fact that any such Person pursues or acquires a Corporate Opportunity for itself or its Permitted Transferees or directs, sells, assigns, or transfers such Corporate Opportunity to another Person or does not communicate information regarding such Corporate Opportunity to the Company. The Company renounces any interest in a Corporate Opportunity and any expectancy that a Corporate Opportunity will be offered to the Company.

Section 5.02 Confidentiality.

(a) Each Stockholder acknowledges that during the term of this Agreement, it may have access to and become acquainted with trade secrets, proprietary information, and confidential information belonging to the Company and its Affiliates that are not generally known to the public, in any format whatsoever, including oral, written, electronic, or any other form or medium (collectively, "Confidential Information"). Without limiting the applicability of any other agreement to which any Stockholder is subject, each Stockholder shall, and shall cause its Representatives to, keep confidential and not, directly or indirectly, disclose or use (other than solely for the purposes of such Stockholder monitoring and analyzing its investment in the Company), any Confidential Information of which such Stockholder is or becomes aware. Each Stockholder in possession of Confidential Information shall, and shall cause its Representatives to, take all appropriate steps to keep such information confidential and to protect it against disclosure.

(b) Nothing contained in Section 5.02(a) shall prevent any Stockholder from disclosing Confidential Information:  (i) upon the order of any court or administrative agency; (ii) upon the request or demand of any regulatory agency or authority (including any securities exchange) having jurisdiction over such Stockholder; (iii) to the extent compelled by legal process or required or requested pursuant to subpoena, interrogatories, or other discovery requests; (iv) to the extent necessary in connection with the exercise of any remedy hereunder; (v) to other Stockholders; (vi) to such Stockholder's Representatives who, in the reasonable judgment of such Stockholder, need to know such Confidential Information and agree to keep such information confidential; or (vii) to any potential Permitted Transferee in connection with a proposed Transfer of Shares from such Stockholder, as long as such potential Permitted Transferee agrees in writing to be bound by the provisions of this Section 5.02 as if a Stockholder before receiving such Confidential Information; provided, however, that in the case of clause (i), (ii), or (iii), such Stockholder shall, to the extent permitted by Applicable Law, notify the Company and other Stockholders of the proposed disclosure as far in advance of such disclosure as practicable (but in no event make any such disclosure before notifying the Company and other Stockholders) and use reasonable efforts to ensure that any Confidential Information so disclosed is accorded confidential treatment reasonably satisfactory to the Company, when and if available.

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(c) The restrictions of Section 5.02(a) shall not apply to Confidential Information that:  (i) is or becomes generally available to the public other than as a result of a disclosure by a Stockholder or any of its Representatives in violation of this Agreement; (ii) is or has been independently developed or conceived by such Stockholder without use of Confidential Information; or (iii) becomes available to such Stockholder or any of its Representatives on a non-confidential basis from a source other than the Company, the other Stockholders, or any of their respective Representatives, provided that such source is not known by the receiving Stockholder to be bound by a confidentiality agreement regarding the Company.

(d) The obligations of each Stockholder under this Section 5.02 shall survive until the termination, dissolution, liquidation, and winding up of the Company.

ARTICLE VI
INFORMATION RIGHTS

Section 6.01 Inspection Rights.

(a) The Company shall, and shall cause its officers, Directors, and employees to:  (i) afford each Stockholder and the Representatives of each Stockholder, during normal business hours and upon reasonable written notice, reasonable access at reasonable times to the officers, employees, auditors, properties, offices, plants, and other facilities and to all books and records of the Company; and (ii) afford such Stockholder the opportunity to consult with its officers from time to time regarding the affairs, finances, and accounts of the Company as each such Stockholder may reasonably request upon reasonable notice.

(b) The right set forth in Section 6.01(a) shall not and is not intended to limit any rights which the Stockholders may have with respect to the books and records of the Company, or to inspect its properties or discuss its affairs, finances, and accounts under the laws of the State of Texas.

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ARTICLE VII
REPRESENTATIONS AND WARRANTIES

Section 7.01 Representations and Warranties. Each Stockholder, severally and not jointly, represents and warrants to the Company and each other Stockholder that:

(a) For each such Stockholder that is not an individual, (i) such Stockholder is a corporation or limited liability company duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization; (ii) such Stockholder has the corporate or limited liability company power and authority to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby; and (iii) the execution and delivery of this Agreement, the performance of its obligations hereunder, and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate or limited liability company action of such Stockholder.

(b) Such Stockholder has duly executed and delivered this Agreement. This Agreement constitutes the legal, valid, and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles. The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby require no consent or approval by, or in respect of, or filing with, any Governmental Authority by such Stockholder, except for such consents, approvals or filings that have been obtained or made by such Stockholder as of the Effective Date.

(c) The execution, delivery, and performance by such Stockholder of this Agreement and the consummation of the transactions contemplated hereby do not:  (i) conflict with or result in any violation or breach of any provision of any of the governing documents of such Stockholder, if applicable; (ii) conflict with or result in any violation or breach of any provision of any Applicable Law; or (iii) require any consent or other action by any Person under any provision of any material agreement or other instrument to which the Stockholder is a party.

(d) Except for this Agreement and the Exchange Agreement, such Stockholder has not entered into or agreed to be bound by any other agreements or arrangements of any kind with any other party with respect to the Shares, including agreements or arrangements with respect to the acquisition or disposition of the Shares or any interest therein or the voting of the Shares, whether or not such agreements and arrangements are with the Company or any other Stockholder.

(e) Subject to the other provisions of this Agreement, the representations and warranties contained herein shall survive the date of this Agreement and shall remain in full force and effect for the full period of all applicable statutes of limitations, giving effect to any waiver, mitigation, or extension thereof.

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ARTICLE VIII
TERM AND TERMINATION

Section 8.01 Termination. This Agreement shall terminate upon the earliest of:

(a) the date on which none of the Stockholders holds any Shares;

(b) the termination, dissolution, liquidation, or winding up of the Company; or

(c) the agreement of (i) the Board and (ii) the Stockholders holding all of the issued and outstanding Shares, acting together and by written instrument.

Section 8.02 Effect of Termination.

(a) The termination of this Agreement shall terminate all further rights and obligations of the Stockholders under this Agreement, except that such termination shall not effect:

(i) the existence of the Company;

(ii) the obligation of any Party to pay any amounts arising on or prior to the date of termination, or as a result of or in connection with such termination;

(iii) the rights which any Stockholder may have by operation of law as a stockholder of the Company; or

(iv) the rights contained herein which by their terms are intended to survive termination of this Agreement.

(b) The following provisions shall survive the termination of this Agreement:  Section 5.02 (as and to the extent provided in Section 5.02(d)), this Section 8.02, Section 9.03 and Section 9.09 through Section 9.14.

ARTICLE IX
MISCELLANEOUS

Section 9.01 Expenses. Except as otherwise expressly provided herein or in the Exchange Agreement, all costs and expenses, including fees and disbursements of counsel, financial advisors, and accountants, incurred in connection with the preparation and execution of this Agreement, or any amendment or waiver hereof, and the transactions contemplated hereby shall be paid by the Party incurring such costs and expenses.

Section 9.02 Further Assurances. In connection with this Agreement and the transactions contemplated hereby, the Company and each Stockholder hereby agrees, at the request of the Company or any other Stockholder, to execute and deliver such additional documents, certificates, instruments, conveyances, and assurances and to take such further actions as may be required to carry out the provisions hereof and give effect to the transactions contemplated hereby.

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Section 9.03 Notices.

(a) All notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given:  (i) when delivered by hand (with written confirmation of receipt); (ii) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (iii) on the date sent by email of a PDF document (with acknowledgement of receipt) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (iv) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid.

(b) Such communications in Section 9.03(a) must be sent to the respective Parties at the following addresses (or at such other address for a Party as specified in a notice given in accordance with this Section 9.03):

(i) if to the Company, at its principal office address; and

(ii) if to a Stockholder, at the address set forth next to such Stockholder's name on Schedule A; and

(iii) if to a Permitted Transferee or any Stockholder not then set forth on Schedule A, (A) at the address set forth on the respective Joinder Agreement executed by such Party; or (B) if an address is neither set forth on such Joinder Agreement nor provided to the Company in a notice given in accordance with this Section 9.03, at such Party's last known address.

Section 9.04 Interpretation. For purposes of this Agreement:  (a) the words "include," "includes," and "including" shall be deemed to be followed by the words "without limitation"; (b) the word "or" is not exclusive; (c) the words "herein," "hereof," "hereby," "hereto," and "hereunder" refer to this Agreement as a whole; and (d) all references to dollars or "$" are to United States Dollars. The definitions given for any defined terms in this Agreement shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine, and neuter forms. Unless the context otherwise requires, references herein:  (i) to Articles, Sections, Exhibits, and Schedules mean the Articles and Sections of, and Exhibits and Schedules attached to, this Agreement; (ii) to an agreement, instrument, or other document means such agreement, instrument, or other document as amended, supplemented, and modified from time to time to the extent permitted by the provisions thereof; and (iii) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the Party drafting an instrument or causing any instrument to be drafted. The Exhibits and Schedules referred to herein shall be construed with, and as an integral part of, this Agreement to the same extent as if they were set forth verbatim herein. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

Section 9.05 Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or unenforceable, the Parties shall negotiate in good faith to modify this Agreement so as to implement the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

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Section 9.06 Entire Agreement. This Agreement, together with the Governing Documents and the Exchange Agreement, constitutes the sole and entire agreement of the Parties with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings and agreements, whether written and oral, with respect to such subject matter.

Section 9.07 Successors and Assigns; Assignment. Subject to the rights and restrictions on Transfers set forth in this Agreement, this Agreement is binding upon and inures to the benefit of the Parties and their respective heirs, executors, administrators, legal representatives, successors and permitted assigns. This Agreement may not be assigned by any Stockholder except as permitted in this Agreement, and any such assignment in violation of this Agreement shall be null and void.

Section 9.08 Amendment and Modification. This Agreement may only be amended, modified, or supplemented by an instrument in writing executed by the Company and the Stockholders holding all of the issued and outstanding Shares; provided, however, the Company may update Schedule A as necessary to reflect any Transfer or issuance of Shares in accordance with this Agreement. Any such written amendment, modification, or supplement will be binding upon the Company and each Stockholder.

Section 9.09 Waiver. No waiver by any Party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the Party so waiving. No waiver by any Party shall operate or be construed as a waiver in respect of any failure, breach, or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power, or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege.

Section 9.10 Governing Law. This Agreement, including all Exhibits and Schedules hereto, and all matters arising out of or relating to this Agreement, shall be governed by and construed in accordance with the internal laws of the State of Texas without giving effect to any choice or conflict of law provision or rule, whether of the State of Texas or any other jurisdiction.

Section 9.11 Submission to Jurisdiction.

(a) The Parties hereby agree that any suit, action, or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby, whether in contract, tort, or otherwise, shall be brought in the Business Court in the First Business Court Division of the State of Texas. If such Business Court determines that it lacks jurisdiction, then the United States District Court for the Northern District of Texas, Dallas Division, shall be the exclusive forum for such action or proceeding; and, if such federal court lacks subject matter jurisdiction, then the state district courts of Dallas County, Texas, shall be the exclusive forum.

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(b) Each of the Parties hereby irrevocably consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action, or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the venue of any such suit, action, or proceeding in any such court or that any such suit, action, or proceeding which is brought in any such court has been brought in an inconvenient forum. Service of process, summons, notice, or other document by certified or registered mail to the address set forth in Section 9.03 shall be effective service of process for any suit, action, or other proceeding brought in any such court.

Section 9.12 Waiver of Jury Trial. EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL ACTION, PROCEEDING, CAUSE OF ACTION, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, INCLUDING ANY EXHIBITS AND SCHEDULES ATTACHED TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 9.13 Equitable Remedies. Each Party acknowledges that a breach or threatened breach by such Party of any of its obligations under this Agreement would give rise to irreparable harm to the other Parties, for which monetary damages would not be an adequate remedy, and hereby agrees that in the event of a breach or a threatened breach by such Party of any such obligations, each of the other Parties shall, in addition to any and all other rights and remedies that may be available to them in respect of such breach, be entitled to equitable relief, including a temporary restraining order, an injunction, specific performance, and any other relief that may be available from a court of competent jurisdiction (without any requirement to post bond).

Section 9.14 Remedies Cumulative. The rights and remedies under this Agreement are cumulative and are in addition to and not in substitution for any other rights and remedies available at law, in equity or otherwise.

Section 9.15 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, email, or other means of electronic transmission (e.g., DocuSign) shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

THE COMPANY:

TEXAS BLOCKER CORP.

By:____________________________________

Name: Dany Vaiman

Title: Chief Financial Officer

[Company Signature Page to Stockholders’ Agreement]

THE INITIAL STOCKHOLDERS:

[●]

By:________________________________________

Name:

Title:

[Initial Stockholders’ Signature Page to Stockholders’ Agreement]

Schedule A

Initial Stockholders

Stockholder	No. of Shares
[Name] [Address] Email:	[●]
[Name] [Address] Email:	[●]
[Name] [Address] Email:	[●]
[Name] [Address] Email:	[●]
[Name] [Address] Email:	[●]

Exhibit B

Form of Share Exchange Agreement

[See attached.]

THIS SHARE EXCHANGE AGREEMENT made as of [●], 2026.

AMONG:

Texas Blocker Corp., a corporation existing under the laws of the State of Texas

(hereinafter called the "US Blocker")

OF THE FIRST PART

AND:

ZEROSTACK CORP., a corporation existing under the laws of the State of Ontario

(hereinafter called the "Acquiror")

OF THE SECOND PART

AND:

ALL OF THE SHAREHOLDERS OF US BLOCKER AS SET OUT IN SCHEDULE A HERETO

(hereinafter called the "Shareholders")

WHEREAS, in connection with a financing transaction by the Acquiror, the Shareholders wish to transfer to the Acquiror, and the Acquiror wishes to acquire from the Shareholders, all of the Acquired US Blocker Shares (as defined below), for the consideration and upon the terms and conditions set forth in this Share Exchange Agreement (the "Agreement");

WHEREAS, Acquiror issued certain Acquiror Pre-funded Warrants (as defined below) and Acquiror Shares (as defined below) (including, without limitation, such Acquiror Shares issued upon conversion of the foregoing Acquiror Pre-Funded Warrants) pursuant to one or more offerings and/or issuances occurring on or after September 26, 2025 (the offering the first closing of which occurred on September 26, 2025, the "First PIPE", and, collectively with any additional offerings and/or issuances occurring after the First PIPE, the "Acquiror Share Issuances");

WHEREAS, the Shareholders will acquire the Acquired US Blocker Shares to be exchanged pursuant to this Agreement in a transaction that the Shareholders and US Blocker intend will constitute a transaction qualifying as a tax-deferred contribution under Section 351(a) of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and Revenue Ruling 2003-51, 2003-21 I.R.B. 938; and

WHEREAS, the parties intend that the Transaction (as defined below), considered together with the Acquiror Share Issuances, will constitute a single integrated transaction qualifying as a tax-deferred contribution under Section 351(a) of the Code and shall result in Acquiror being treated as a domestic corporation for U.S. federal income tax purposes pursuant to Section 7874(b) of the Code.

ARTICLE 1
INTERPRETATION

1.1 Where used herein or in any amendments or schedules hereto, the following terms shall have the following meanings:

"Acquiror Pre-funded Warrants" means the pre-funded warrants of the Acquiror in the form attached hereto as Exhibit C;

"Acquiror Shareholder Approval" means approval of the shareholders of the Acquiror to approve the issuance of the Consideration Shares in the Transaction under applicable rules of the Nasdaq Stock Market LLC;

"Acquiror Shares" means the common shares, no par value, in the capital of the Acquiror;

"Acquired US Blocker Shares" means the aggregate of [●] US Blocker Shares held by the Shareholders as of the Closing Date, as set out in Schedule A hereto;

"Acquisition Price" has the meaning ascribed to such team in Section 2.2 hereof;

"Applicable Laws" means, in relation to any Person or Persons, applicable Securities Laws and all other statutes, regulations, statutory rules, orders, by-laws, codes, ordinances, decrees, the terms and conditions of any grant of approval, permission, authority or licence, or any judgment, order, decision, ruling, award, policy or guideline, of any Governmental Entity that are applicable to such Person or Persons or its or their business, undertaking, property or securities and emanate from a Governmental Entity, having jurisdiction over the Person or Persons or its or their business, undertaking, property or securities;

"Authorizations" means all required corporate, regulatory and shareholder approvals, consents, authorizations and waivers relating to (i) the consummation of the transactions contemplated by this Agreement, and (ii) the Transaction, which will have been obtained on terms and conditions satisfactory to the parties, acting reasonably;

"Business Day" means any day which is not a Saturday, Sunday or a statutory holiday in Toronto, Ontario or New York City, New York;

"Closing Date" has the meaning ascribed to such term in Section 2.8 hereof;

"Consideration Shares" means the Acquiror Shares, Acquiror Pre-funded Warrants and Acquiror Shares issuable upon exercise of the Acquiror Pre-funded Warrants to be issued, as more particularly set forth in Schedule B hereto;

"Encumbrances" means any and all claims, liens, security interests, mortgages, pledges, pre-emptive rights, charges, options, equity interests, encumbrances, proxies, voting agreements, voting trusts, leases, tenancies, easements or other interests of any nature or kind whatsoever, howsoever created, but shall not include:  (i) an encumbrance for Taxes not yet due and delinquent; (ii) inchoate or statutory encumbrances of contractors, subcontractors, mechanics, workers, suppliers, materialmen, carriers and others in respect of the construction, maintenance, repair or operation of the Assets, provided that such encumbrances are related to obligations not due or delinquent and in respect of which adequate holdbacks are being maintained as required by Applicable Law; and (iii) the right reserved to or vested in any Governmental Entity by any statutory provision or by the terms of any lease, licence, franchise, grant or permit of either Party, to terminate any such lease, licence, franchise, grant or permit, or to require annual or other payments as a condition of their continuance;

"Governmental Entity" means any applicable:  (a) multinational, federal, provincial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau or agency, domestic or foreign; (b) subdivision, agent, commission, board or authority of any of the foregoing; (c) quasi-governmental or private body, including any tribunal, commission, regulatory agency or self-regulatory organization, exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing; or (d) stock exchange;

"Material Adverse Change" means a change with respect to a Person that would have a Material Adverse Effect;

"Material Adverse Effect" means, in respect of any Person, any change, effect, event, circumstance, fact or occurrence that individually or in the aggregate with other such changes, effects, events, circumstances, facts or occurrences, is or would reasonably be expected to be, material and adverse to the business, condition (financial or otherwise), properties, prospects, assets (tangible or intangible), liabilities (including any contingent liabilities), operations or results of operations of that Person and its subsidiaries, taken as a whole, except any change, effect, event, circumstance, fact or occurrence resulting from or relating to:  (i) the announcement of the execution of this Agreement or the transactions contemplated hereby; (ii) general political, economic or financial conditions in the United States of America; (iii) the state of securities or commodity markets in general (provided that it does not have a materially disproportionate effect on that Person relative to comparable asset management companies); (iv) any natural disaster or the commencement or continuation of any war, armed hostilities or acts of terrorism (provided that it does not have a materially disproportionate effect on that Person relative to comparable asset management companies); or (v) any decrease in the trading price or any decline in the trading volume of that Person's common shares (it being understood that the causes underlying such change in trading price or trading volume (other than those in items (i) to (v) above) may be taken into account in determining whether a Material Adverse Effect has occurred);

"Person" includes an individual, partnership, association, unincorporated organization, trust and corporation and a natural person acting in such person's individual capacity or in such person's capacity as trustee, executor, administrator, agent or other legal representative;

"Representatives" means, collectively, in respect of a Person, (a) its directors, officers, employees, agents, representatives and any financial advisor, law firm, accounting firm or other professional firm retained to assist the Person in connection with the transactions contemplated in this Agreement, and (b) the Person's affiliates and subsidiaries and the directors, officers, employees, agents and representatives and advisors thereof;

"Securities Act" means the United States Securities Act of 1933 and the rules, regulations and published policies made thereunder, as now in effect and as they may be promulgated or amended from time to time;

"Securities Exchange Act" means the United States Securities Exchange Act of 1934 and the rules, regulations and published policies made thereunder, as now in effect and as they may be promulgated or amended from time to time;

"Securities Laws" means the Securities Act, together with all applicable United States securities laws, rules and regulations and published policies thereunder as now in effect and as they may be promulgated or amended from time to time;

"Taxes" in respect of a Party means: any and all taxes, imposts, levies, withholdings, duties, fees, premiums, assessments and other charges of any kind, however denominated and instalments in respect thereof, including any interest, penalties, fines or other additions that have been, are or will become payable in respect thereof, imposed by any Governmental Entity, including for greater certainty all income or profits, taxes (including federal, provincial and territorial income taxes), payroll and employee withholding taxes, employment taxes, unemployment insurance, disability taxes, social insurance taxes, sales and use taxes, ad valorem taxes, excise taxes, goods and services taxes, harmonized sales taxes, franchise taxes, gross receipts taxes, capital taxes, business license taxes, alternative minimum taxes, estimated taxes, abandoned or unclaimed (escheat) taxes, occupation taxes, real and personal property taxes, stamp taxes, environmental taxes, transfer taxes, severance taxes, workers' compensation, United States, Texas, and other government pension plan premiums or contributions and other governmental charges, and other obligations of the same or of a similar nature to any of the foregoing, which such Party or any of its subsidiaries is required to pay, withhold or collect, together with any interest, penalties or other additions to tax that may become payable in respect of such taxes, and any interest in respect of such interest, penalties and additions whether disputed or not;

"Transaction" means the exchange by the shareholders of the Acquired US Blocker Shares for the Consideration Shares as contemplated in Sections 2.1 and 2.2;

"US Blocker Board" means the board of directors of the US Blocker;

"US Blocker Shareholder Approval" means the approval by the Shareholders of the US Blocker of the Transaction by written consent resolution;

"US Blocker Shares" means the shares of common stock of the US Blocker; and

1.2 Parties

The US Blocker, the Acquiror and each Person or entity that becomes a party hereto in accordance with the terms hereof are collectively referred to as "Parties" and individually as a "Party".

1.3 Interpretation Not Affected by Headings

The division of this Agreement into Articles and Sections and the insertion of headings are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.  Unless the contrary intention appears, references in this Agreement to an Article, Section or Schedule by number or letter or both refer to the Article, Section or Schedule, respectively, bearing that designation in this Agreement.

1.4 Number and Gender

In this Agreement, unless the contrary intention appears, words importing the singular include the plural and vice versa, and words importing gender include all genders.

1.5 Date for Any Action

If the date on or by which any action is required or permitted to be taken hereunder by a Party is not a Business Day, such action shall be required or permitted to be taken on the next succeeding day which is a Business Day.

1.6 Currency

Unless otherwise stated, all references in this Agreement to sums of money are expressed in lawful money of the United States and "$" refers to United States dollars.

1.7 Schedules and Exhibits

The following Schedule and Exhibit are annexed to this Agreement and each are incorporated by reference into this Agreement and form a part hereof:

Schedule A Schedule B	Shareholders of the US Blocker Acquiror Consideration Shares
Exhibit A Exhibit B Exhibit C	Assignment Separate from Certificate Notice of Non-USRPHC Status Form of Pre-funded Warrant

ARTICLE 2
AGREEMENT TO EXCHANGE

2.1 Subject to the terms and conditions hereof on the Closing Date, the Shareholders shall transfer to the Acquiror, and the Acquiror shall accept from the Shareholders, the Acquired US Blocker Shares held by the Shareholders and the Shareholders shall deliver to the Acquiror (a) the certificates representing the Acquired US Blocker Shares and (b) an assignment separate from certificate in the form of Exhibit A, duly endorsed in blank for transfer of Acquired US Blocker Shares to the Acquiror.

2.2 The acquisition price (the "Acquisition Price") for the Acquired US Blocker Shares shall be paid and satisfied by the issuance and delivery on the Closing Date of the Consideration Shares by the Acquiror to the Shareholders in accordance with Schedule B hereto, and no other consideration.

2.3 The Acquiror Shares to be issued as Consideration Shares hereunder shall be issued as fully paid and non-assessable shares in the Acquiror, free and clear of any and all Encumbrances; the Acquiror Pre-funded Warrants to be issued as Considerations Shares hereunder shall constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms.

2.4 The Shareholders acknowledge and agree with the Acquiror that the Consideration Shares will be subject to resale restrictions under applicable Securities Laws.

2.5 U.S. Tax Treatment. The parties to this Agreement intend that (i) the Transaction contemplated by this Agreement, considered together with the Acquiror Shares Issuances, shall constitute a single integrated transaction qualifying as a tax-deferred contribution under Section 351(a) of the Code; and (ii) the Transaction shall result in Acquiror being treated as a domestic corporation for U.S. federal income tax purposes pursuant to Section 7874(b) of the Code ((i) and (ii) collectively, the "Intended Tax Treatment"). No party shall take any action, fail to take any action, cause any action to be taken or cause any action to fail to be taken that could reasonably be expected to prevent the Transaction from qualifying for the Intended Tax Treatment (including on any Tax return or in connection with any Tax proceeding). Each party hereto agrees to act in good faith, consistent with the intent of the parties and the Intended Tax Treatment as set forth in this Section 2.5. Notwithstanding the foregoing, except as otherwise provided in this Section 2.5 or Sections 5.1(i) or 5.1(j), none of the US Blocker, the Shareholders nor the Acquiror makes any representation, warranty or covenant to any other party or to any Shareholder (or equity holder thereof, as applicable), Acquiror equity holder or US Blocker equity holder (including, without limitation, holders of stock, membership interests, options, warrants, debt instruments or other similar rights or instruments) regarding the U.S. tax treatment of the transactions contemplated by this Agreement.

2.6 Release of Claims.  The US Blocker and the Shareholders agree that each of the Shareholders hereby releases and forever discharges the US Blocker, its subsidiaries and their respective directors, officers, employees, representatives and advisors from and against any and all claims, actions, obligations, and damages whatsoever which the Shareholder may have against any of them relating to any shareholders' loans from the Shareholder to the US Blocker up to the Closing Date.  This release will be operative from and after the Closing Date and shall be effective without the delivery of any further release or other documents by the Shareholder.

2.7 Shareholder Taxes. For the avoidance of doubt, the Acquiror does not assume and shall not be liable for any Taxes which may be or become payable by the Shareholders resulting from the exchange by the Shareholders of the Acquired US Blocker Shares for the Consideration Shares as herein contemplated.

2.8 The Transaction shall be closed promptly following Acquiror Shareholder Approval and US Blocker Shareholder Approval, unless a different day is mutually agreed upon by the parties (the "Closing Date" or the "Closing").

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF THE US BLOCKER

3.1 The US Blocker hereby represents and warrants to the Acquiror as of the Closing Date, and acknowledges and confirms that the Acquiror is relying upon such representations and warranties in connection with the acquisition by the Acquiror of the Acquired US Blocker Shares from the Shareholders, as follows:

(a) Authority Relative to this Agreement.  The US Blocker has all necessary corporate power, authority and capacity to enter into this Agreement and to perform its obligations hereunder.  The execution and delivery of this Agreement by the US Blocker and the performance by the US Blocker of its obligations hereunder have been duly authorized by the US Blocker Board and its Shareholders and no other corporate proceedings on its part are necessary to authorize this Agreement or the Transaction.  This Agreement has been duly executed and delivered by the US Blocker and constitutes a legal, valid and binding obligation of the US Blocker, enforceable against the US Blocker in accordance with its terms, subject to the qualification that such enforceability may be limited by bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting rights of creditors and that equitable remedies, including specific performance, are discretionary and may not be ordered.

(b) Organization and Qualification.  The US Blocker is duly incorporated and validly existing under the laws of the state of Texas and has all necessary corporate or legal power and capacity to carry on its business as it is now being conducted.  The US Blocker is duly registered, licensed or otherwise authorized and qualified to do business and each is in good standing in each jurisdiction in which the nature of its activities makes such qualification necessary, except where the failure to be so registered or in good standing would not have a Material Adverse Effect on the US Blocker.

(c) No Violations.  Neither the authorization, execution and delivery of this Agreement by the US Blocker nor the completion of the transactions contemplated by this Agreement or the Transaction, nor the performance of its obligations thereunder, nor compliance by the US Blocker with any of the provisions hereof will:

(i) result in a violation or breach of, constitute a default (or an event which, with notice or lapse of time or both, would become a default), require any consent or approval to be obtained or notice to be given under, or give rise to any third party right of termination, cancellation, suspension, acceleration, penalty or payment obligation or right to acquire or sale under, any provision of:  (A) certificate of incorporation, or other constating documents of the US Blocker or any of its subsidiaries, (B) any material contract to which the US Blocker or any of its subsidiaries is a party or to which any of them, or any of their respective properties or assets, may be subject or by which the US Blocker or any of its subsidiaries is bound, or (C) any law, regulation, order, judgment or decree applicable to the US Blocker or any of its subsidiaries or any of their respective properties or assets;

(ii) give rise to any rights of first refusal or trigger any change in control provisions, rights of first offer or first refusal or any similar provisions or any restrictions or limitation under any note, bond, mortgage, indenture, material contract, license, franchise or permit to which the US Blocker or any of its subsidiaries is a party;

(iii) give rise to any termination or acceleration of indebtedness, or cause any third party indebtedness to come due before its stated maturity or cause any available credit to cease to be available; or

(iv) result in the imposition of any Encumbrance upon any of the property or assets of the US Blocker or any of its subsidiaries or restrict, hinder, impair or limit the ability of the US Blocker or any of its subsidiaries to conduct the business of the US Blocker or such subsidiary as and where it is now being conducted which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the US Blocker.

No consents, approvals and notices required from any third party under any material contracts of the US Blocker or any of its subsidiaries in order for the US Blocker to proceed with the execution and delivery of this Agreement and the completion of the Transaction.

(d) Capitalization.  The authorized share capital of the US Blocker consists of 500,000,000,000 US Blocker Shares.  As at the date hereof, 1 US Blocker Share is issued and outstanding, and, as of the date hereof, there are no options, warrants, conversion privileges or other rights, shareholder rights plans, agreements, arrangements or commitments (pre-emptive, contingent or otherwise) of any character whatsoever requiring or which may require the issuance, sale or transfer by the US Blocker of any securities of the US Blocker (including the US Blocker Shares), or any securities or obligations convertible into, or exchangeable or exercisable for, or otherwise evidencing a right or obligation to acquire, any securities of the US Blocker (including the US Blocker Shares) or subsidiaries of the US Blocker.  All outstanding the US Blocker Shares have been duly authorized and validly issued, are fully paid and non-assessable.

(e) Taxes.

(i) Since its formation, the US Blocker has filed or caused, or will cause, to be filed all income and other material Tax returns required to be filed by Applicable Law on or before the Closing Date.  All such Tax returns are correct and complete in all material respects.  The US Blocker has timely paid all material Taxes that are due and payable by the US Blocker, irrespective of whether reflected on any Tax return, including all instalments on account of Taxes for the current year that are due and payable by the US Blocker whether or not assessed (or reassessed) by the appropriate Governmental Entity, and has, as applicable, timely remitted such Taxes to the appropriate Governmental Entity under Applicable Law (taking into account any extension of time within which to file).  There are no material Encumbrances for Taxes upon any of the assets or properties of the US Blocker other than statutory Encumbrances for Taxes not yet due and payable.

(ii) There is no material dispute or claim, including any audit, investigation or examination by any Governmental Entity, actual, pending or, to the knowledge of the US Blocker, threatened, in any case in writing, concerning any Tax liability of the US Blocker, no written notice of such an audit, investigation, examination, material dispute or claim has been received by the US Blocker.

(iii) The US Blocker has not requested, or entered into any agreement or other arrangement, or executed any waiver providing for, any extension of time (other than pursuant to extensions of time to file Tax returns in the ordinary course of business, including, without limitation, to the extent applicable, automatic six-month extensions for U.S. federal and applicable state income Tax returns) within which:

(A) to file any return (which has not since been filed) in respect of any Taxes for which the US Blocker is or may be liable;

(B) to file any elections, designations or similar filings relating to Taxes (which have not since been filed) for which the US Blocker is or may be liable;

(C) the US Blocker is required to pay or remit any Taxes or amounts on account of Taxes (which have not since been paid or remitted); or

(D) any Governmental Entity may assess or collect Taxes for which the US Blocker is liable.

(iv) Since its formation, the US Blocker has duly and timely deducted, collected or withheld from any amount paid or credited by it to or for the account or benefit of any Person and has duly and timely remitted the same (or is properly holding for such remittance) to the appropriate Governmental Entity all material Taxes and amounts it is required by Applicable Law to so deduct or collect and remit.

(v) Since its formation, no written claim has been made by any Governmental Entity in a jurisdiction where the US Blocker does not file returns that the US Blocker is or may be subject to Taxes or is required to file returns in that jurisdiction.

(vi) There are no rulings or closing agreements relating to the US Blocker which could materially affect the US Blocker's liability for Taxes for any taxable period after the Closing Date.

(f) Compliance with Laws.  The US Blocker has complied with and is not in violation of any Applicable Laws, other than non-compliance or violations which would not, individually or in the aggregate, have a Material Adverse Effect on the US Blocker or the business of US Blocker as currently conducted.

(g) Authorizations and Consents.

(i) Except for the US Blocker Shareholder Approval, no Authorization or declaration or filing with any Governmental Entity on the part of the US Blocker is required for the valid execution, delivery and performance of its obligations under this Agreement or the completion of the Transaction pursuant to this Agreement.

(ii) No consent, approval or waiver is required pursuant to the terms of any Material Contract to which the US Blocker is a party for the valid execution, delivery and performance of its obligations under this Agreement or the completion of the Transaction pursuant to this Agreement.

(h) Fees.  No broker, investment banker, financial advisor or other Person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the US Blocker.

3.2 The representations and warranties of the US Blocker contained in this Agreement shall not survive the completion of the Transaction and shall expire and be terminated on the Closing Date.  Any investigation by the Shareholders and their Representatives shall not mitigate, diminish or affect the representations and warranties of the US Blocker pursuant to this Agreement.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS

4.1 Each of the Shareholders hereby severally represents and warrants to the Acquiror, and acknowledges and confirms that the Acquiror is relying upon such Shareholders' representations and warranties in connection with the purchase by the Acquiror of the Acquired US Blocker Shares to be transferred by the Shareholders to the Acquiror pursuant to Section 2.1 of this Agreement, and in connection with the issuance of the Consideration Shares:

(a) except as otherwise provided in Section 2.1 hereof, on the effective date of the transactions contemplated hereby, after giving effect to the Transaction and the US Blocker Dissolution, such Shareholder will not be under any binding obligation or other commitment, arrangement or understanding to sell, transfer or otherwise dispose of any portion of the Consideration Shares to any other Person, nor does such Shareholder have any current plan, intention or agreement to sell, transfer or otherwise dispose of any portion of the Consideration Shares;

(b) such Shareholder acknowledges and agrees that such Shareholder is solely responsible for determining the tax consequences applicable to such Shareholder in light of its own particular circumstances, that such Shareholder has relied on the advice of such Shareholder's own legal and tax advisors and that such Shareholder has not received, and that neither US Blocker nor Acquiror has provided to such Shareholder, any legal or tax advice in connection with the Transaction, the US Blocker Dissolution, or any transactions contemplated in anticipation of, or in connection, therewith;

(c) neither the execution and delivery of this Agreement, or any other agreements and instruments executed in connection with the Transaction by the Shareholder nor the performance by the Shareholder of its obligations hereunder and thereunder will conflict with or result in:

(i) a violation, contravention or breach by the Shareholder of any of the terms, conditions or provisions of any agreement or instrument to which such the Shareholder is a party, or by which the Shareholder is bound or constitute a default by the Shareholder thereunder, or, to the knowledge of the Shareholder, after due inquiry, under any statute, regulation, judgment, decree or law by which the Shareholder is subject or bound, or result in the creation or imposition of any mortgage, lien, charge or Encumbrance of any nature whatsoever upon any of the Shareholder's Acquired US Blocker Shares; or

(ii) a violation by the Shareholder of any law or regulation or any applicable order of any court, arbitrator or governmental authority having jurisdiction over the Shareholder, or require the Shareholder, prior to the Closing Date or as a condition precedent thereof, to make any governmental or regulatory filings, obtain any consent, authorization, approval, clearance or other action by any Person, or await the expiration of any applicable waiting period;

(d) no Person has any agreement or option or any right or privilege (whether pre-emptive or contractual) capable of becoming an agreement or option for the acquisition from the Shareholder of any of the Shareholder's Acquired US Blocker Shares;

(e) the Shareholder has all necessary power, authority and capacity to enter into this Agreement, and all other agreements and instruments to be executed by it as contemplated by this Agreement and to carry out its obligations under this Agreement, and such other agreements and instruments;

(f) the execution and delivery of this Agreement, and such other agreements and instruments and the consummation of the Transaction have been duly authorized by all necessary corporate action on the part of the Shareholder as may be required;

(g) this Agreement constitutes a valid and binding obligation of the Shareholder enforceable against the undersigned in accordance with its terms subject, however, to limitations with respect to enforcement imposed by law in connection with bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally and to the extent that equitable remedies such as specific performance and injunctions are only available in the discretion of the court from which they are sought;

(h) the Shareholder is the registered and legal beneficial owner of its Acquired US Blocker Shares as set forth in Schedule A to this Agreement and identified on the signature page hereto and has good and valid title thereto free and clear of any Encumbrances;

(i) the Shareholder has the exclusive right and full power to transfer its Acquired US Blocker Shares to the Acquiror as contemplated in this Agreement free and clear of any Encumbrances;

(j) there is not pending or, to the knowledge of the Shareholder, after due inquiry, threatened or contemplated, any suit, action, legal proceeding, litigation or governmental investigation of any sort which would:

(i) in any manner restrain or prevent the Shareholder from effectually or legally transferring its Acquired US Blocker Shares to the Acquiror in accordance with this Agreement;

(ii) cause any Encumbrance to be attached to its Acquired US Blocker Shares;

(iii) divest title to its Acquired US Blocker Shares; or

(iv) make the Acquiror or the US Blocker liable for damages in connection with the Transaction;

(k) to the knowledge of the undersigned, after due inquiry, there is not pending, threatened or contemplated, any suit, action, legal proceeding, litigation or governmental investigation of any sort relating to the Shareholder, its Acquired US Blocker Shares or the Transaction, nor is there any present state of facts or circumstances which can be reasonably anticipated to be a basis for any such suit, action, legal proceeding, litigation or governmental investigation nor is there presently outstanding against the Shareholder, any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality, or arbitrator;

(l) the Shareholder has not entered into any agreement that would entitle any Person to any valid claim against the Acquiror for a broker's commission, finder's fee, or any like payment in respect of the acquisition and sale of the Acquired US Blocker Shares or any other matters contemplated by this Agreement, and in the event that any Person acting or purporting to act for the undersigned establishes a claim for any fee from the Acquiror, the Shareholder severally covenants to indemnify and hold harmless the Acquiror with respect thereto and with respect to all costs reasonably incurred in the defence thereof;

(m) the Shareholder has had the opportunity to ask questions of and receive answers from Acquiror regarding the acquisition of the Consideration Shares, and has received all the information regarding Acquiror that it has requested;

(n) the Shareholder acknowledges that the Consideration Shares are highly speculative in nature and that the Shareholder has such sophistication and experience in business and financial matters as to be capable of evaluating the merits and risks of the investment.  In connection with the delivery of the Consideration Shares, the Shareholder has not relied upon the Acquiror for investment, legal or tax advice, or other professional advice, and has in all cases sought or elected not to seek the advice of his own personal investment advisers, legal counsel and tax advisers.  The Shareholder is able, without impairing his financial condition, to bear the economic risk of, and withstand a complete loss of the investment and he can otherwise be reasonably assumed to have the capacity to protect his own interests in connection with its investment in the Consideration Shares;

(o) Each Shareholder is aware that the Consideration Shares have not been registered under the Securities Act or the securities laws of any state and that the Consideration Shares may not be offered or sold, directly or indirectly, in the United States without registration under the Securities Act and applicable state securities laws or compliance with the requirements of an exemption therefrom; accordingly, the Consideration Shares are (or will be when issued) "restricted securities" within the meaning of Rule 144(a)(3) of the Securities Act.

(p) Each Shareholder acknowledges and agrees that:

(i) at the time such Shareholder was offered the Acquired US Blocker Shares, it was, and as of the date hereof it is, and on the date it exercises any Acquiror Pre-funded Warrants it will be, either (i) an "accredited investor" within the meaning of Rule 501(a) under Regulation D promulgated pursuant to the Securities Act (a "U.S. Accredited Investor"), (ii) a "qualified institutional buyer" as defined in Rule 144A(a) under the Securities Act that is also a U.S. Accredited Investor or (iii) a Person that is (A) not a "U.S. person" (as defined in Rule 902(k) of Regulation S under the Securities Act), (B) not a Person in the United States, (C) made, or will make, its investment decision with respect to the Acquired US Blocker Shares and Consideration Shares, outside of the United States, (D) signed the agreement for the acquisition of the Acquired US Blocker Shares and this Agreement outside of the United States and (E) did not make its investment decision with respect to the Acquired US Blocker Shares or Consideration Shares as a result of any "directed selling efforts" (as defined in Rule 902(c) of Regulation S under the Securities Act);

(ii) it is resident, or if not an individual has its head office in, the jurisdiction set out on Schedule A and intends that the Securities Laws of that jurisdiction govern the shareholder in connection with the receipt of the Consideration Shares.  Such address was not created and is not used solely for the purpose of acquiring the Consideration Share;

(iii) the current structure of this transaction and all transactions and activities contemplated hereunder is not a scheme to avoid the registration requirements of the Securities Act or any applicable state securities laws;

(iv) it has no intention to distribute either directly or indirectly any of the Consideration Shares in the United States, except in compliance with the Securities Act and any applicable state securities laws; and

(v) it acknowledges and agrees that the Consideration Shares will be "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act and will remain "restricted securities" notwithstanding any resale within or outside the United States unless the sale is completed pursuant to an effective registration statement under the Securities Act or pursuant to an exemption therefrom, including in accordance with Rule 144 under the Securities Act ("Rule 144"), if available; the Shareholder acknowledges that it has been advised to obtain independent legal and professional advice on the requirements of Rule 144, and that the Shareholder has been advised that resales of the Consideration Shares may be made only under certain circumstances; the Shareholder understands that to the extent that Rule 144 is not available, the Shareholder may be unable to sell any Consideration Shares without either registration under the Securities Act or the availability of another exemption or exclusion from such registration requirements, and in all cases pursuant to exemptions from applicable securities laws of any applicable state of the United States.

(q) Each Shareholder undertakes and agrees that it will not offer or sell any of the Consideration Shares unless such securities are registered under the Securities Act and the securities laws of all applicable states of the United States, or an exemption from such registration requirements is available.

(r) the Shareholder understands that upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act or applicable U.S. state laws and regulations, the certificates representing the Consideration Shares will, bear a legend in substantially the following form:

[NEITHER] THIS SECURITY [NOR THE SECURITIES ISSUABLE UPON THE EXERCISE OF THIS SECURITY IS] HAS [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND THIS SECURITY WAS ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND SIMILAR EXEMPTIONS UNDER APPLICABLE STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  THIS SECURITY [AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

(s) none of the foregoing representations and warranties knowingly contains any untrue statement of material fact or knowingly omits to state any material fact necessary to make any such covenant, warranty or representation not misleading to a prospective acquiror seeking full information as to the Acquired US Blocker Shares.

(t) If required by applicable Securities Laws, the Shareholder will execute, deliver and file or assist Acquiror in filing such reports, undertakings and other documents with respect to the issue of the Consideration Shares as may be required by any securities commission, stock exchange or other regulatory authority.

ARTICLE 5
REPRESENTATIONS AND WARRANTIES OF THE ACQUIROR

5.1 The Acquiror represents and warrants to the Shareholders and the US Blocker as of the Closing Date, and acknowledges that the Shareholders and the US Blocker are relying upon such representations and warranties in connection with the sale by the Shareholders, and the US Blocker of the Acquired US Blocker Shares:

(a) Organization and Qualification.  The Acquiror is a corporation duly incorporated and validly existing under the Applicable Laws of the Province of Ontario and has all necessary corporate or legal power and capacity to own its property and assets as now owned and to carry on its business as it is now being conducted.  The Acquiror is duly registered, licensed or otherwise authorized and qualified to do business and is in good standing in each jurisdiction in which the character of its properties, owned, leased, licensed or otherwise held, or the nature of its activities, makes such qualification necessary, except where the failure to be so registered or in good standing or to have such permits would not have a Material Adverse Effect on the Acquiror.

(b) Authority Relative to this Agreement.  The Acquiror has all necessary corporate power, authority and capacity to enter into this Agreement and all other agreements and instruments to be executed by the Acquiror as contemplated by this Agreement, and to perform its obligations hereunder and under such agreements and instruments.  The execution and delivery of this Agreement by the Acquiror and the performance by the Acquiror of its obligations under this Agreement have been duly authorized by the Acquiror Board in the manner contemplated herein and no other corporate proceedings on its part are necessary to authorize this Agreement.  This Agreement has been duly executed and delivered by the Acquiror and constitutes a legal, valid and binding obligation of the Acquiror, enforceable against the Acquiror in accordance with its terms, subject to the qualification that such enforceability may be limited by bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting rights of creditors and that equitable remedies, including specific performance, are discretionary and may not be ordered.

(c) No Violation.  Neither the authorization, execution and delivery of this Agreement by the Acquiror nor the completion of the Transaction, nor the performance of its obligations herein, nor compliance by the Acquiror with any of the provisions hereof will:

(i) result in a violation or breach of, constitute a default (or an event which, with notice or lapse of time or both, would become a default), require any consent or approval to be obtained or notice to be given under, or give rise to any third party right of termination, cancellation, suspension, acceleration, penalty or payment obligation or right to acquire or sale under, any provision of:

(A) its articles, charters or by-laws or other comparable organizational documents;

(B) any Material Contract to which the Acquiror is a party or to which it, or any of its properties or assets, may be subject or by which it is bound; or

(C) any laws, regulation, order, judgment or decree applicable to the Acquiror or any of its respective properties or assets;

(ii) give rise to any rights of first refusal or trigger any change in control provisions, rights of first offer or first refusal or any similar provisions or any restrictions or limitation under any note, bond, mortgage, indenture, Material Contract, license, franchise or permit, except, to the extent that any of the foregoing instruments are material to the Acquiror, where waivers to such rights have been obtained by the Acquiror;

(iii) give rise to any termination or acceleration of indebtedness, or cause any third party indebtedness to come due before its stated maturity or cause any available credit to cease to be available;

(iv) result in the imposition of any Encumbrance upon any of the property or assets of the Acquiror or restrict, hinder, impair or limit the ability of the Acquiror to conduct the Business which would reasonably be expected to have a Material Adverse Effect on the Acquiror; or

(v) result in any material payment (including retention, severance, unemployment compensation, golden parachute, bonus or otherwise) becoming due to any director, officer or employee of the Acquiror, or increase any benefit payable to such director, officer or employee by the Acquiror, or result in the acceleration of the time of payment or vesting of any such benefits.

(d) Capitalization.  The Acquiror may issue an unlimited number of common shares, of which [●] are issued and outstanding as of the date of this Agreement, all of which are validly issued and outstanding as fully paid and non-assessable shares in the capital of the Acquiror.  Except for the securities detailed in the reports of the Acquiror filed under the Securities Exchange Act, there are no options, warrants, conversion privileges or other rights, agreements, arrangements or commitments (pre-emptive, contingent or otherwise) of any character whatsoever requiring or which may require the issuance, sale or transfer by the Acquiror of any securities of the Acquiror (including Acquiror Shares), or any securities or obligations convertible into, or exchangeable or exercisable for, or otherwise evidencing a right or obligation to acquire, any securities of the Acquiror (including Acquiror Shares).  All securities of the Acquiror (including the Acquiror Shares and Acquiror Pre-funded Warrants) have been issued in compliance with all Applicable Laws and Securities Laws.  There are no outstanding contractual or other obligations of the Acquiror to repurchase, redeem or otherwise acquire any of its securities.  There are no outstanding bonds, debentures or other evidences of indebtedness of the Acquiror having the right to vote with the holders of the outstanding Acquiror Shares on any matters.

(e) Taxes.

(i) Since its formation, the Acquiror has filed or caused, or will cause, to be filed all income and other material Tax returns required to be filed by Applicable Law on or before the Closing Date.  All such Tax returns are correct and complete in all material respects.  The Acquiror has timely paid all material Taxes that are due and payable by the Acquiror, irrespective of whether reflected on any Tax return, including all instalments on account of Taxes for the current year that are due and payable by the Acquiror whether or not assessed (or reassessed) by the appropriate Governmental Entity, and has, as applicable, timely remitted such Taxes to the appropriate Governmental Entity under Applicable Law (taking into account any extension of time within which to file).  There are no material Encumbrances for Taxes upon any of the assets or properties of the Acquiror other than statutory Encumbrances for Taxes not yet due and payable.

(ii) There is no material dispute or claim, including any audit, investigation or examination by any Governmental Entity, actual, pending or, to the knowledge of the Acquiror, threatened, in any case in writing, concerning any Tax liability of the Acquiror, no written notice of such an audit, investigation, examination, material dispute or claim has been received by the Acquiror.

(iii) The Acquiror has not requested, or entered into any agreement or other arrangement, or executed any waiver providing for, any extension of time (other than pursuant to extensions of time to file Tax returns in the ordinary course of business, including, without limitation, to the extent applicable, automatic six-month extensions for U.S. federal and applicable state income Tax returns)  within which:

(A) to file any return (which has not since been filed) in respect of any Taxes for which the Acquiror is or may be liable;

(B) to file any elections, designations or similar filings relating to Taxes (which have not since been filed) for which the Acquiror is or may be liable;

(C) the Acquiror is required to pay or remit any Taxes or amounts on account of Taxes (which have not since been paid or remitted); or

(D) any Governmental Entity may assess or collect Taxes for which the Acquiror is liable.

(iv) Since its formation, the Acquiror has duly and timely deducted, collected or withheld from any amount paid or credited by it to or for the account or benefit of any Person and has duly and timely remitted the same (or is properly holding for such remittance) to the appropriate Governmental Entity all material Taxes and amounts it is required by Applicable Law to so deduct or collect and remit.

(v) Since its formation, no written claim has been made by any Governmental Entity in a jurisdiction where the Acquiror does not file returns that the Acquiror is or may be subject to Taxes or is required to file returns in that jurisdiction.

(vi) There are no rulings or closing agreements relating to the Acquiror which could materially affect the Acquiror's liability for Taxes for any taxable period after the Closing Date.

(f) Compliance with Laws.  The Acquiror has complied with and is not in violation of any Applicable Laws, other than non-compliance or violations which would not, individually or in the aggregate, have a Material Adverse Effect on the Acquiror, and it has not received any written notices or other correspondence from any Governmental Entity regarding any circumstances that have existed or currently exist which would lead to a loss, suspension, or modification of, or a refusal to issue, any material license, permit, authorization, approval, registration or consent of a Governmental Entity relating to its activities which would reasonably be expected to restrict, curtail, limit or adversely affect the ability of the Acquiror to operate its Business in a manner which would have a Material Adverse Effect on the Acquiror.

(g) Authorizations and Consents.  Except for the Acquiror Shareholder Approval, no Authorization or declaration or filing with any Governmental Entity on the part of the Acquiror is required for the valid execution, delivery and performance of its obligations under this Agreement or the completion of the Transaction pursuant to this Agreement.

(h) Issuance of the Consideration Shares.  The Acquiror Shares to be issued as Consideration Shares will, when issued pursuant to the Transaction, be duly and validly issued as fully paid and non-assessable shares in the capital of the Acquiror; the Acquiror Pre-funded Warrants to be issued as Considerations Shares will, when issued pursuant to the Transaction, be legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms.

(i) Integrated Transaction. At the time of the first closing of the First PIPE, Acquiror intended (i) to complete the additional issuance of Acquiror Shares and/or Acquiror Pre-Funded Warrants contemplated hereunder as soon as practicable following completion of the First PIPE and (ii) that such transaction would, together with the Acquiror Share Issuances and the Transaction, constitute a single integrated transaction qualifying as a tax-deferred contribution under Section 351(a) of the Code.

(j) Liquidation. The Acquiror does not intend to, and shall not, cause or permit the US Blocker to liquidate or dissolve, including pursuant to any transaction or series of transactions that would constitute a liquidation or dissolution for U.S. federal, state or local income Tax purposes (including any deemed liquidation or dissolution), during the two (2) year period following the Closing Date.

(k) Fees.  No broker, investment banker, financial advisor or other Person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the US Blocker.

5.2 Resale Registration.

(a) The Acquiror shall prepare and file with the Securities and Exchange Commission (the "SEC") a resale registration statement on Form S-3 (or, if Form S-3 is not then available to the Acquiror, such other form as is then available to register the resale of the Consideration Shares) covering the resale of all of the Consideration Shares (the "Registration Statement") no later than [August 7, 2026 (the "Filing Date"), so long as such date is no earlier than the date of the Acquiror Shareholder Approval][the six (6) month anniversary (the "Filing Date") of the date of the approval of Acquiror shareholders] to issue the Consideration Shares under applicable Nasdaq rules. The Acquiror shall use commercially reasonable efforts to cause the Registration Statement to be declared effective by the SEC as promptly as practicable, but in any event no later than sixty (60) calendar days following the Filing Date (the "Effectiveness Date"). If the SEC notifies the Acquiror that it will not review the Registration Statement or has no comments thereto, the Acquiror shall cause the Registration Statement to be declared effective no later than five (5) Business Days after the date on which the Acquiror receives such notification from the SEC. In the event the Acquiror files a Registration Statement on Form S-1, the Acquiror shall use its commercially reasonable efforts to convert the Registration Statement on Form S-1 to a Registration Statement on Form S-3 as soon as practicable after the Acquiror is eligible to use Form S-3. The Acquiror shall maintain a Registration Statement in accordance with the terms hereof, and shall use commercially reasonable efforts to prepare and file with the SEC such amendments, including post-effective amendments, and supplements as may be necessary to keep a Registration Statement continuously effective, available for use to permit the Shareholders named therein to sell their any of their Consideration Shares included therein and in compliance with the provisions of the Securities Act until such time as there are no longer any Consideration Shares outstanding. The Acquiror shall qualify or register such securities under applicable blue sky laws in such jurisdictions as reasonably requested by the Shareholders; provided, however, that the Acquiror shall not be required to qualify to do business, subject itself to general service of process, or become subject to taxation in any such jurisdiction. The Acquiror shall bear all expenses related to the filing, registration, and effectiveness of the Registration Statement, other than underwriting discounts and commissions applicable to the resale of such securities by the Shareholders.

(b) If (i) the Registration Statement is not filed with the SEC on or before the Filing Date, (ii) the Registration Statement has not been declared effective by the SEC on or before the Effectiveness Date, except to the extent such failure to cause the Registration Statement to be declared effective is due solely to a delay in the SEC's review process, provided that the Acquiror has (A) promptly and fully responded to all comments received from the SEC (and in any event as promptly as reasonably practicable, but no later than five (5) Business Days after receipt of such comments unless responding within such period is not reasonably practicable, in which case the Acquiror shall respond as soon as reasonably practicable thereafter) and (B) otherwise used its commercially reasonable efforts to resolve any comments as promptly as practicable, or (iii) after the Registration Statement has been declared effective, it ceases to remain continuously effective, or the Shareholders are otherwise unable to use the prospectus included therein to resell the Consideration Shares for any period of more than fifteen (15) consecutive calendar days or more than an aggregate of thirty (30) calendar days (whether or not consecutive) during any twelve (12)-month period (each, an "Event"), then, in addition to any other rights available to the Shareholders, the Acquiror shall pay to each Shareholders, as partial liquidated damages and not as a penalty, an amount in cash equal to one-and-a-half (1.5%) of the Aggregate Subscription Amount paid by such Shareholders for each thirty (30)-day period (pro-rated for partial periods) that any such Event remains uncured. Liquidated damages shall accrue and be payable on a daily basis, without the need for any demand or notice by the Shareholders. If the Acquiror fails to make any payment pursuant to this Section 5.2(b) when due, the Acquiror shall pay interest on such overdue amounts at a rate of eighteen percent (18%) per annum (or, if lower, the maximum amount permitted by applicable law), accruing daily from the date due until paid in full. The obligations set forth in this Section 5.2 shall survive any termination of this Agreement and shall be in addition to any other rights or remedies available to the Shareholders at law or in equity.

(c) The Acquiror shall indemnify, defend and hold harmless each Shareholder, its affiliates, and their respective directors, officers, partners, members, managers, employees, agents and representatives, and each underwriter, if any, and each person, if any, who controls any Shareholder or underwriter within the meaning of the Securities Act or the Securities Exchange Act, against any and all losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees and expenses) arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, any prospectus or any amendment or supplement thereto, or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same arise out of or are based upon information furnished in writing to the Acquiror by such Shareholder or underwriter expressly for use therein. The Acquiror shall also reimburse such persons for any legal or other expenses reasonably incurred in connection with investigating, defending or settling any such loss, claim, damage, liability or action. In the event that the foregoing indemnification is unavailable or insufficient to hold any such person harmless, then the Acquiror shall contribute to the amount paid or payable by such person as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Acquiror, on the one hand, and the Shareholder, underwriter or controlling person, on the other hand, in connection with the statements or omissions that resulted in such loss, claim, damage, liability or expense. The obligations of the Acquiror under this Section 5.2(c) shall survive the completion of the offering and any termination of this Agreement.

5.3 The Acquiror shall use its commercially reasonable efforts to (i) solicit Acquiror Shareholder Approval, including engaging a proxy solicitor reasonably acceptable to the requisite holders and causing such proxy solicitor to reasonably assist in the solicitation of proxies in connection with the Acquiror Shareholder Approval and (ii) cause its board of directors to recommend to the shareholders that they vote in favor of Acquiror Shareholder Approval, and all management-appointed proxyholders shall vote their proxies in favor of the Acquiror Shareholder Approval. If Acquiror Shareholder Approval is not obtained, Acquiror shall cause an additional shareholder meeting to be held within ninety (90) days of the date of such shareholder meeting (the "Extended Acquiror Approval Period"). If Acquiror Shareholder Approval is not obtained within the Extended Acquiror Shareholder Approval Period, then the Acquiror shall convene additional shareholder meetings every ninety (90) days thereafter until Acquiror Shareholder Approval is obtained.

5.4 The representations and warranties of the Acquiror contained in this Agreement (other than the representations and warranties contained in Sections 5.1(i) and 5.1(j) which will continue in full force and effect until thirty (30) days after the expiration of the applicable statute of limitations) shall survive the execution and delivery of this Agreement and shall expire and be terminated on the Closing Date.  Any investigation by the US Blocker and its Representatives shall not mitigate, diminish or affect the representations and warranties of the Acquiror pursuant to this Agreement.

ARTICLE 6
TRANSACTION COSTS

6.1 Transaction Costs.  Each party hereto shall thereafter be responsible for its own costs and expenses incurred with respect to the transactions contemplated herein including, without limitation, all costs and expenses incurred prior to the date of this Agreement and all reasonable legal and accounting fees and disbursements relating to preparing the Transaction documents or otherwise relating to the transactions contemplated herein.

ARTICLE 7
MUTUAL CONDITIONS PRECEDENT

7.1 The respective obligations of the Acquiror and the US Blocker to complete the Transaction are subject to the fulfillment prior to or at the Closing Date of each of the following conditions:

(a) the Acquiror shall have obtained the Acquiror Shareholder Approval;

(b) the US Blocker shall have obtained the US Blocker Shareholder Approval;

(c) all required Authorizations shall have been obtained on terms and conditions satisfactory to the parties, acting reasonably;

(d) on or before the Closing Date, there shall have been obtained all regulatory approvals and all third party consents as may be required to complete the Transaction, if any, in form and terms satisfactory to the Acquiror and the US Blocker, each acting reasonably, unless otherwise provided for between the parties, or if a failure to obtain such approvals or consents would not have a Material Adverse Effect on the Acquiror or the US Blocker or materially impede the completion of the Transaction; and

(e) no action shall have been taken by any court or governmental body prohibiting or making illegal the execution and delivery of this Agreement or any transaction contemplated by this Agreement.

The conditions precedent in this Article 7 are for the mutual benefit of the Acquiror and the US Blocker and may be waived, in whole or in part, at any time if waived by both the Acquiror and the US Blocker, such waiver being without prejudice to any other right that any Party may have.  In case any of the foregoing conditions cannot be fulfilled on or before the Closing Date to the satisfaction of the Acquiror and the US Blocker, any of the Acquiror and the US Blocker may rescind this Agreement by notice to the other Party and in such event each of the US Blocker, the Shareholders and the Acquiror shall be released from all obligations hereunder, other than in respect of liability of a party for breach of any of the terms or conditions set forth herein before such termination.

ARTICLE 8
CONDITIONS PRECEDENT TO ACQUIROR'S OBLIGATIONS

8.1 All obligations of the Acquiror to acquire the Acquired US Blocker Shares under this Agreement are subject to the fulfillment prior to or at the Closing Date of each of the following conditions:

(a) the representations and warranties made by the US Blocker and the Shareholders under this Agreement shall be true in all material respects as of the Closing Date (any breach of a representation or warranty shall be determined without reference to any materiality qualifier with respect thereto);

(b) there will be no debts or amounts owing to the US Blocker by any of its officers, former officers, directors, former directors, shareholders, employees or former employees or any family member thereof, or any Person with whom either the US Blocker does not deal at arm's length, except for any amounts advanced to such Person for expenses incurred on behalf of the US Blocker, in the ordinary course;

(c) each of the Shareholders and the US Blocker shall have complied with all covenants and agreements herein agreed to be performed or caused to be performed by it;

(d) the Acquiror shall have received evidence in form satisfactory to the Acquiror, acting reasonably, that all actions required to be taken by the US Blocker prior to Closing Date have been taken and all consents and approvals, including, but not limited to, any consent, approval or waiver required pursuant to the terms of any Material Contract to which the US Blocker is a party for the valid execution, delivery and performance of its obligations under this Agreement or the completion of the Transaction, orders and Authorizations required to be obtained by the US Blocker for the execution of the Transaction have been obtained;

(e) no action, suit or proceeding shall have been instituted and be continuing by any Person to restrain, modify or prevent the consummation of the Transaction as contemplated by this Agreement, or to seek damages against the Shareholders in connection with such Transaction, or that has been or is reasonably likely to have a material adverse effect on the ability of any Party hereto to fully consummate the Transaction as contemplated by this Agreement;

(f) no change, fact or circumstance shall have occurred in the affairs, operations, business or financial condition of the US Blocker that the directors of the Acquiror determine, in their sole discretion, to have a Material Adverse Effect on such Party in proceeding with the Transaction and except as is disclosed in this Agreement;

(g) each Shareholder shall have delivered to the Acquiror a properly completed and duly executed IRS Form W-9 or appropriate form of IRS Form W-8, as applicable;

(h) US Blocker shall have delivered to the Acquiror a duly executed certification of US Blocker in substantially the form attached hereto as Exhibit B that satisfies the requirements of Treasury Regulations sections 1.897-2(h) and 1.1445-2(c)(3) and confirms that US Blocker is not, nor has been within five (5) years of the date of the certification, a "United States real property holding corporation" as defined in Section 897 of the Code;

(i) the Shareholders shall have delivered to the Acquiror the Acquired US Blocker Shares together with an Assignment Separate from Certificate free and clear of any Encumbrances, in accordance with the provisions of Section 2.1 hereto.

In case any of the foregoing conditions cannot be fulfilled on or before the Closing Date to the satisfaction of the Acquiror, the Acquiror may rescind this Agreement by notice to the US Blocker and in such event each of the Acquiror, the Shareholders and the US Blocker shall be released from all obligations hereunder other than in respect of liability of a party for breach of any of the terms or conditions set forth herein before such termination; provided, however, that any such conditions may be waived in whole or in part by the Acquiror without prejudice to its rights of rescission in the event of the non-fulfillment of any other condition or conditions, and that the execution of the Transaction as contemplated by this Agreement shall be deemed to be a waiver of any unfulfilled conditions.

ARTICLE 9
CONDITIONS PRECEDENT TO THE SHAREHOLDERS' AND THE US BLOCKER'S OBLIGATIONS

9.1 The obligations of the US Blocker and the Shareholders to complete the transactions contemplated herein including, without limitation, the obligations of the Shareholders to sell the Acquired US Blocker Shares under this Agreement, are subject to the fulfilment prior to or at the Closing Date of each of the following conditions:

(a) there will be no debts or amounts owing to the Acquiror by any of its officers, former officers, directors, former directors, shareholders, employees or former employees or any family member thereof, or any Person with whom either the Acquiror does not deal at arm's length, except for any amounts advanced to such Person for expenses incurred on behalf of the Acquiror, in the ordinary course;

(b) the representations and warranties made by the Acquiror under this Agreement shall be true in all material respects as of the Closing Date (any breach of a representation or warranty shall be determined without reference to any materiality qualifier with respect thereto);

(c) no Material Adverse Change shall have occurred in business, results of operations assets, liabilities, financial condition or affairs of the Acquiror, financial or otherwise, between the date of the Letter Agreement and the completion of the Transaction;

(d) the Acquiror shall have complied with all covenants and agreements herein agreed to be performed or caused to be performed by it;

(e) no action, suit or proceeding shall have been instituted and be continuing by any Person to restrain, modify or prevent the consummation of the Transaction as contemplated by this Agreement, or to seek damages against the Acquiror in connection with such Transaction, or that has been or is reasonably likely to have a Material Adverse Effect on such Party to fully consummate the Transaction as contemplated by this Agreement; and the Acquiror shall pay and satisfy the Acquisition Price in accordance with Section 2.2 of this Agreement and shall deliver to the Shareholders evidence in book-entry form of each Shareholder's respective portion of the Consideration Shares; and

(f) Acquiror shall have delivered a legal opinion of Acquiror counsel, addressed to the Shareholders, dated as of the Closing Date, in form and substance reasonably acceptable to the Shareholders.

In case any of the foregoing conditions cannot be fulfilled on or before the Closing Date to the satisfaction of the Shareholders, the Shareholders may rescind this Agreement by notice to the Acquiror and in such event each of the US Blocker, the Shareholders and the Acquiror shall be released from all obligations hereunder other than in respect of liability of a party for breach of any of the terms or conditions set forth herein before such termination, provided, however, that any such conditions may be waived in whole or in part by the Shareholders without prejudice to its rights of rescission in the event of the non- fulfilment of any other condition or conditions, and that the execution of the Transaction as contemplated by this Agreement shall be deemed to be a waiver of any unfulfilled conditions.

ARTICLE 10
NOTICES

10.1 All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient or by email addressed to the recipient.  Such notices, demands and other communications shall be delivered, mailed or sent electronically to the parties at the respective addresses or email addresses indicated below:

(a) If to the US Blocker or the Shareholders, addressed as follows:

Texas Blocker Corp.
Attention:  Dany Vaiman
dany.vaiman@zerostack.ai

40 King Street West, Suite 2400

Toronto, ON, Canada M5H 3Y2

(b) If to the Acquiror, addressed as follows:

ZeroStack Corp.
Attention:  Dany Vaiman
dany.vaiman@zerostack.ai

40 King Street West, Suite 2400

Toronto, ON, Canada M5H 3Y2

or to such other address as the Party to be notified shall have furnished to the other parties in writing.  Any notice given in accordance with the foregoing shall be deemed to have been given when delivered in person or on the next Business Day following the date on which it shall have been sent electronically or mailed.

ARTICLE 11
GENERAL

11.1 This Agreement:

(a) shall be construed and enforced in accordance with the laws of the State of New York; and

(b) shall enure to the benefit of and be binding upon the Acquiror, the Shareholders and the US Blocker and their respective executors, administrators, legal representatives, successors and permitted assigns, nothing in this Agreement, express or implied, being intended to confer upon any other Person any rights or remedies hereunder.

11.2 This Agreement may be amended or modified only by a written instrument executed by the parties affected thereby, or by their respective successors and permitted assigns.

11.3 This Agreement, the Schedules hereto and the documents specifically referred to herein or executed and delivered concurrently herewith or at the Closing Date constitute the entire agreement, understanding, representations and warranties of the parties hereto and supersede any prior agreement, understanding, representation, warranty or documents relating to the subject matter of this Agreement including, for greater certainty, the Letter Agreement.

11.4 Time shall be of the essence hereof.

11.5 Each of the Parties hereto covenants and agrees that at any time and from time to time after the Closing Date such Party will, upon the request of any other Party, do, execute, acknowledge and deliver all such further acts, documents and assurances as may be reasonably required for the better carrying out of the terms of this Agreement.

11.6 This Agreement may be executed by facsimile or PDF email and in one or more counterparts, each of which shall be considered an original but all of which together shall constitute one and the same agreement.

11.7 The parties hereto agree to file in a timely manner all forms required to be filed after the Closing Date by Applicable Law and by the regulations and policies of all applicable securities regulatory authorities in connection with the Transaction.

11.8 Neither this Agreement nor any right or obligation hereunder shall be assignable by any Party hereto without the prior written consent of the other parties hereto, which consent may be arbitrarily withheld.

11.9 Until immediately after the Closing Date, all documents and information exchanged or received hereunder by the Acquirors, the Shareholders or the US Blocker and their respective auditors and solicitors shall be treated as confidential information except as may be required by law, or regulation.  Any press releases shall be subject to joint approval of the Acquiror and the US Blocker.

[Signature Pages Follow]

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the date first above written.

US BLOCKER: TEXAS BLOCKER CORP. By: ________________________________________ Name: Dany Vaiman Title: Chief Financial Officer

ACQUIROR: ZEROSTACK CORP. By: ________________________________________ Name: Dany Vaiman Title: Chief Financial Officer

[Company Signature Page to Share Exchange Agreement]

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the date first above written.

Print name of stockholder

Signature

Print name of signatory, if different

Print title, if applicable

[Shareholder Signature Page to Share Exchange Agreement]

Schedule A

Shareholders of US Blocker

Name of Registered Shareholder	Address of Registered Shareholder	Number of US Blocker Shares

Total:

Schedule B

Acquiror Consideration Shares

Name of Registered Shareholder	Address of Registered Shareholder	Number of Acquiror Shares	Number of Acquiror Pre-funded Warrants

Exhibit A

Assignment Separate from Certificate

[See attached.]

Exhibit B

Notice of Non-USRPHC Status

ZEROSTACK CORP.
40 King Street West, Suite 2400
Toronto, Ontario, Canada M5H 3Y2

_______________, 2026

Director

INTERNAL REVENUE SERVICE

P.O. Box 409101

Ogden, UT 84409

To whom it may concern:

Pursuant to Treas. Reg. § 1.897-2(h)(2) and Treas. Reg. § 1.1445-2(c)(3), enclosed please find a copy of a Notice of Non-USRPHC Status received by the undersigned ZeroStack Corp., a corporation existing under the laws of Ontario ("Transferee"), from Texas Blocker Corp., a corporation existing under the laws of Texas (the "Domestic Corporation").  The name and office address of the Transferee are described at the top of this letter.  The Transferee's U.S. tax identification number is:  [●].

Very truly yours,

ZEROSTACK CORP.

By:________________________________________

Name:  Dany Vaiman

Title:  Chief Financial Officer

TEXAS BLOCKER CORP.

[●]

_______________, 2026

NOTICE OF NON-USRPHC STATUS

Code Section 897 provides that a non-U.S. transferor of a "United States real property interest" as defined in Code Section 897(c)(1) (a "USRPI") is liable for tax on such transfer.  If it can be shown that the interest transferred is not a USRPI, then such non-U.S. transferor is not liable for tax on such transfer.  A USRPI includes shares in a "United States real property holding corporation" as defined under Code Section 897(c)(2) ("USRPHC").  To avoid U.S. tax withholding under Code Section 1445, the domestic corporation whose shares are transferred may voluntarily certify to the transferee, in response to a request from such transferee, that such domestic corporation's shares are not USRPIs.  To inform the transferee, ZeroStack Corp., a corporation organized under the laws of Ontario (the "Transferee"), that Texas Blocker Corp., a corporation organized under the laws of Texas (the "Domestic Corporation") is not a USRPHC and its shares do not constitute a USRPI, in connection with the proposed transfer of shares of the Domestic Corporation by transferors listed on Schedule A affixed hereto (the "Transferors"), the undersigned officer of the Domestic Corporation, hereby states and certifies on behalf of the Domestic Corporation that, as of the date of the transfer of shares of the Domestic Corporation by the Transferors:

(A) This document is a Notice of Non-USRPHC Status pursuant to the requirements of Treas. Reg. § 1.897-2(h)(2) and Treas. Reg. § 1.1445-2(c)(3).

(B) The following information concerns the Domestic Corporation submitting this Notice:

Name:  [●]

Office Address:  [●]

The Domestic Corporation's U.S. taxpayer identification number is [●].

(C) Information concerning each of the Transferors is contained on Schedule A, as affixed hereto.

(D) The Domestic Corporation is not currently, and has not been at any time during the last five years, a USRPHC under Code Section 897 and, therefore, its shares are not USRPIs.  The Domestic Corporation understands that this notice may be disclosed to the IRS and that any false statement contained herein could be punished by fine, imprisonment, or both.

The undersigned officer of the Domestic Corporation declares, under penalties of perjury, that the undersigned officer has examined this notice and, to the best of the undersigned officer's knowledge and belief, this notice is true, correct and complete.  The undersigned officer further declares that the undersigned officer has authority to sign this notice on behalf of the Domestic Corporation.

TEXAS BLOCKER CORP.

By:________________________________________

Name:  Dany Vaiman

Title:  Chief Financial Officer

Schedule A Information Concerning Transferors

Name	Home Address/Office Address	U.S. SSN, EIN, ITIN or "None"

Exhibit C

Form of Pre-funded Warrant

[See attached.]

NEITHER THIS SECURITY NOR THE SECURITIES ISSUABLE UPON THE EXERCISE OF THIS SECURITY HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND THIS SECURITY WAS ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND SIMILAR EXEMPTIONS UNDER APPLICABLE STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

PRE-FUNDED COMMON SHARE PURCHASE WARRANT

ZEROSTACK CORP.

Warrant No. [●]

Warrant Shares: [●]

This PRE-FUNDED COMMON SHARE PURCHASE WARRANT (this "Warrant"), dated [●], 2026 (the "Issue Date"), certifies that, for value received, [●] or its assigns (the "Holder") is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time from and after the Issue Date (the "Initial Exercise Date") and until this Warrant is exercised in full (the "Termination Date") but not thereafter, to subscribe for and purchase from ZeroStack Corp., an Ontario corporation (the "Company"), up to [●] Common Shares, no par value per share (the "Common Shares") (as subject to adjustment hereunder, the "Warrant Shares"). The purchase price of one Common Share under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Contribution Agreement (the "Securities Contribution Agreement"), dated [●], 2026, by and between the Company and the several investors party thereto.

Section 2. Exercise.

a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Issue Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy or PDF copy submitted by email (or email attachment) of the Notice of Exercise in the form annexed hereto (the "Notice of Exercise"). Within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 2(d)(i) herein) following the date the Holder delivers the Notice of Exercise, the Holder shall deliver to the Company the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise by wire transfer or cashier's check drawn on a United States bank unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver to the Holder any objection to any Notice of Exercise within one (1) Trading Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b) Exercise Price. The aggregate exercise price of this Warrant, except for a nominal exercise price of US$0.0001 per Warrant Share, was pre-funded to the Company on or prior to the Issue Date and, consequently, no additional consideration (other than the nominal exercise price of US$0.0001 per Warrant Share) shall be required to be paid by the Holder to any Person to effect any exercise of this Warrant. The Holder shall not be entitled to the return or refund of all, or any portion, of such pre-paid aggregate exercise price under any circumstance or for any reason whatsoever, including in the event this Warrant shall not have been exercised prior to the Termination Date. The remaining unpaid exercise price per Common Share under this Warrant shall be US$0.0001 (subject to adjustment hereunder, the "Exercise Price").

c) Cashless Exercise. If at the time of exercise hereof there is no effective registration statement registering, or the prospectus contained therein is not available for the issuance of the Warrant Shares to the Holder, then this Warrant may also be exercised, in whole or in part, at such time by means of a "cashless exercise" in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 2(a) hereof on a Trading Day prior to the opening of "regular trading hours" (as defined in Rule 600(b) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) at the option of the Holder, either (y) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise or (z) the Bid Price of the Common Shares on the principal Trading Market as reported by Bloomberg L.P. ("Bloomberg") as of the time of the Holder's execution of the applicable Notice of Exercise if such Notice of Exercise is executed during "regular trading hours" on a Trading Day and is delivered within two (2) hours thereafter (including until two (2) hours after the close of "regular trading hours" on a Trading Day) pursuant to Section 2(a) hereof or (iii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 2(a) hereof after the close of "regular trading hours" on such Trading Day;

(B) = the Exercise Price of this Warrant, as adjusted hereunder; and

(X) = the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the registered characteristics of the Warrants being exercised. The Company agrees not to take any position contrary to this Section 2(c).

"Bid Price" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Shares are then listed or quoted on a Trading Market, the bid price of the Common Shares for the time in question (or the nearest preceding date) on the Trading Market on which the Common Shares are then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Shares for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Shares are not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Shares are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Shares so reported, or (d) in all other cases, the fair market value of a Common Share as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

"VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Shares are then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Share for such date (or the nearest preceding date) on the Trading Market on which the Common Shares are then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Shares for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Shares are not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Shares are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per Common Share so reported, or (d) in all other cases, the fair market value of a s Common Share as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

"Trading Market" means any of the following markets or exchanges on which the Common Shares are listed or quoted for trading on the date in question: the New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market, the OTCQX, or the OTCQB.

d) Mechanics of Exercise.

i. Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder's or its designee's balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system ("DWAC") if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by Holder or (B) this Warrant is being exercised via cashless exercise, and otherwise by physical delivery of a certificate, registered in the Company's share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earliest of (i) two (2) Trading Days after the delivery to the Company of the Notice of Exercise, (ii) one (1) Trading Day after delivery of the aggregate Exercise Price to the Company and (iii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise (such date, the "Warrant Share Delivery Date"). provided, however, that if payment of the aggregate Exercise Price is received after 12:00 P.M., New York City time on the Warrant Share Delivery Date, then the Warrant Share Delivery Date shall be extended by one (1) additional Trading Day. Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period following delivery of the Notice of Exercise. If the Company fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each US$1,000 of Warrant Shares subject to such exercise (based on the VWAP of the Common Shares on the date of the applicable Notice of Exercise), US$5 per Trading Day (increasing to US$10 per Trading Day on the fifth (5th) Trading Day after the Warrant Share Delivery Date) for each Trading Day after such Warrant Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, "Standard Settlement Period" means the standard settlement period, expressed in a number of Trading Days, on the Company's primary Trading Market with respect to the Common Shares as in effect on the date of delivery of the Notice of Exercise. Notwithstanding the foregoing, with respect to any Notice(s) of Exercise delivered on or prior to 12:00 p.m. (New York City time) on the Issue Date, which may be delivered at any time after the time of execution of the Securities Contribution Agreement, the Company agrees to use reasonable efforts to deliver the Warrant Shares subject to such notice(s) by 4:00 p.m. (New York City time) on the date following the Issue Date and the Issue Date shall be the Warrant Share Delivery Date for purposes hereunder, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received by such Warrant Share Delivery Date.

ii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii. Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

iv. Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares in accordance with the provisions of Section 2(d)(i) above pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder's brokerage firm otherwise purchases, Common Shares to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the Common Shares so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of Common Shares that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Shares having a total purchase price of US$11,000 to cover a Buy-In with respect to an attempted exercise Common Shares with an aggregate sale price giving rise to such purchase obligation of US$10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder US$1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver the Common Shares upon exercise of the Warrant as required pursuant to the terms hereof.

v. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

vi. Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that, in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

vii. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

viii. Legend. Unless and until there is an effective registration statement under the Securities Act and under applicable state securities or blue sky laws registering the Warrant Shares, all Warrant Shares issued shall bear the following legend:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND THIS SECURITY WAS ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND SIMILAR EXEMPTIONS UNDER APPLICABLE STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

e) Holder's Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder's Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder's Affiliates (such Persons, "Attribution Parties")), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of Common Shares beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of Common Shares issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of Common Shares which would be issuable upon (i) exercise of the remaining, non-exercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or non-converted portion of any other securities of the Company (including, without limitation, any other Common Share Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder's determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall not have an obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(e), in determining the number of outstanding Common Shares, a Holder may rely on the number of outstanding Common Shares as reflected in (A) the Company's most recent periodic or annual report filed with the Securities and Exchange Commission (the "Commission"), as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of Common Shares outstanding. Upon the written or oral request of a Holder, the Company shall within one Trading Day confirm orally and in writing to the Holder the number of Common Shares then outstanding. In any case, the number of outstanding Common Shares shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding Common Shares was reported. The "Beneficial Ownership Limitation" shall be [4.99%][9.99%] of the number of Common Shares outstanding immediately after giving effect to the issuance of Common Shares issuable upon exercise of this Warrant. Any change in the Beneficial Ownership Limitation will not be effective until the 61st day after such change is agreed to. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

Section 3. Certain Adjustments.

a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on its Common Shares or any other equity or equity equivalent securities payable in Common Shares (which, for avoidance of doubt, shall not include any Common Shares issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding Common Shares into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding Common Shares into a smaller number of shares, or (iv) issues by reclassification of the Common Shares any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of Common Shares (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of Common Shares outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) Subsequent Rights Offerings. In addition to (but without duplication of) any adjustments pursuant to Section 3(a) above, if at any time the Company grants, issues or sells any Common Share Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Shares (the "Purchase Rights"), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of Common Shares acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Shares are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that, to the extent that the Holder's right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such Common Shares as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

c) Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of Common Shares, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a "Distribution"), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of Common Shares acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of Common Shares are to be determined for the participation in such Distribution (provided, however, that, to the extent that the Holder's right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any Common Shares as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

d) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company or any material subsidiary, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Shares are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Shares, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Shares or any compulsory share exchange pursuant to which the Common Shares are effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding Common Shares or becomes the beneficial owner of 50% of the voting power represented by our outstanding Common Shares (not including any Common Shares held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a "Fundamental Transaction"), provided that, a primary issuance of securities by the Company in a financing transaction shall not constitute a Fundamental Transaction, then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) on the exercise of this Warrant), the number of Common Shares of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the "Alternate Consideration") receivable as a result of such Fundamental Transaction by a holder of the number of Common Shares for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one Common Share in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Shares are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the "Successor Entity") to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3(d) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the Common Shares acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the Common Shares pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the "Company" shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

e) Calculations. All calculations under this Section 3 shall be made by the Company to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of Common Shares deemed to be issued and outstanding as of a given date shall be the sum of the number of Common Shares (excluding treasury shares, if any) issued and outstanding.

f) Notice to Holder.

i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by facsimile or email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Shares, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Shares, (C) the Company shall authorize the granting to all holders of the Common Shares rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Shares, any consolidation or merger to which the Company (or any of its material subsidiaries) is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Shares is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by facsimile or email to the Holder at its last facsimile number or email address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Shares of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Shares of record shall be entitled to exchange their Common Shares for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company or any of the material subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

g) Voluntary Adjustment By Company. Subject to applicable securities laws and the rules and regulations of the Trading Market, the Company may at any time during the term of this Warrant, subject to the prior written consent of the Holder, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the board of directors of the Company.

Section 4. Transfer of Warrant.

a) Transferability. This Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the office of the Company designated for such purpose, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date on which the Holder delivers an Assignment Form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the initial issuance date of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

Section 6. Miscellaneous.

a) No Rights as Stockholder Until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3. Without limiting any rights of a Holder to receive Warrant Shares on a "cashless exercise" pursuant to Section 2(c) or to receive cash payments pursuant to Section 2(d)(i) and Section 2(d)(iv) herein, in no event shall the Company be required to net cash settle an exercise of this Warrant.

b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

d) Authorized Shares.

The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Shares a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Shares may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. The Company and the Holder agree that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Warrant (whether brought against the Company, the Holder or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan. The Company and the Holder each irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in New York, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Warrant), and hereby irrevocably waives, and agrees not to assert in any action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such action or proceeding is improper or is an inconvenient venue for such proceeding. The Company and the Holder each irrevocably waives personal service of process and consents to process being served in any such action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If the Company or the Holder shall commence an action or proceeding to enforce any provisions of this Warrant, the prevailing party in such action or proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

g) Non-waiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder's rights, powers or remedies. Without limiting any other provision of this Warrant, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Securities Contribution Agreement.

i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Shares or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

l) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

[Signature page follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

ZEROSTACK CORP.

By:
Name: Dany Vaiman
Title: Chief Financial Officer

NOTICE OF EXERCISE

TO: ZEROSTACK CORP.

(1) The undersigned hereby elects to purchase __________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

☐ in lawful money of the United States; or

☐ if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

___________________________________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

___________________________________________________

___________________________________________________

___________________________________________________

[SIGNATURE OF HOLDER]

Name of Investing Entity:

Signature of Authorized Signatory of Investing Entity:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:________________________________________________

Address:______________________________________________

Phone Number: ________________________________________

Email Address:_________________________________________

Dated:________________________________________________

Holder's Signature:______________________________________

Holder's Address:_______________________________________